UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08360

Guinness Atkinson Funds

(Exact name of registrant as specified in charter)

251 South Lake Avenue, Suite 800

Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

James J. Atkinson, Jr.

251 South Lake Avenue, Suite 800

Pasadena, CA 91101

Registrant’s telephone number, including area code: (866-307-5990)

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

SmartETFs

JUNE 30, 2023

Semi-Annual Report

MOTO | The SmartETFs Smart Transportation & Technology ETF

MRAD | The SmartETFs Advertising & Marketing Technology ETF

SOLR | The SmartETFs Sustainable Energy II ETF

ADIV | The SmartETFs Asia Pacific Dividend Builder ETF

DIVS | The SmartETFs Dividend Builder ETF

SmartETFs

Semi-Annual Report

June 30, 2023 (Unaudited)

TABLE OF CONTENTS

Letter to Shareholders	3
Management’s Discussion of Fund Performance and Schedules of Investments
Smart Transportation & Technology ETF (MOTO)	6
Advertising & Marketing Technology ETF (MRAD)	15
Sustainable Energy II ETF (SOLR)	22
Asia Pacific Dividend Builder ETF (ADIV)	30
Dividend Builder ETF (DVIS)	37
Statements of Assets and Liabilities	45
Statements of Operations	47
Statements of Changes in Net Assets	49
Financial Highlights	52
Notes to Financial Statements	57
Supplement Information	66
Expense Examples	70

July 31, 2023

Dear SmartETF Shareholders,

We’re delighted to report that all of the SmartETFs have positive total return over the year-to-date period ending June 30, 2023. Even better, some of the SmartETFs have produced exceptional returns. More on that in a moment.

Notwithstanding the positive first half of 2023, we’re the first to acknowledge that the ride has been a bit bumpy the last couple of years. We’re not too fazed by that; we’ve been doing this a long time and we know that over time we see extremes of both optimism and pessimism. We also know that at both extremes it seems as though the current extreme will never end. Which is to say we’re more focused on the long-term. Which makes sense given the mega themes which form the basis for SmartETFs. These mega themes are long-term by nature and will continue despite the markets undergoing cyclical ups and downs.

MOTO, the SmartETFs Transportation & Technology ETF has had a great first half of the year, up 27.79% over the period. MRAD, the SmartETFs Advertising & Marketing Technology ETF was up 19.42% during the first six months.

The SmartETFs Dividend Builder ETF (DIVS) produced a total return of 10.84% in the first half of the year. We think that’s quite a good outcome for what many might think is a boring dividend fund. This is one of the oldest ETFs in the SmartETFs lineup and one that sports quite an exceptional long-term track record. We won’t belabor the point, but we do encourage you to see for yourself in the adjacent performance table.

The SmartETFs Sustainable Energy II ETF was only up 8.86% during the first half. We say “only” because this ETF has been motoring ahead the last year plus, a fact that is evident in the total return for the 12-month period ending June 30, 2023, which came it at 22.28%.

The SmartETFs Asia Pacific Dividend Builder ETF produced a total return of 3.40% for the first half of the year.

Our objective with SmartETFs is not just to provide investors with excellent investment opportunities but to also inform and engage. If you haven’t already done so we encourage you to sign up for our email service at www.SmartETFs.com. Or, if you prefer, simply visit the website occasionally to see the latest news and views from our portfolio managers.

We appreciate the confidence you’ve placed in us and look forward to continuing to serve you.

Regards,

Jim Atkinson

President

SmartETFs

SmartETFs Semi-Annual Report Letter June 2023

Fund Symbol Inception date	YTD	1-year	3-year	5-year	10-year	From Inception	Expense Ratio
Advertising & Marketing Technology ETF MRAD December 31, 2020	19.42%	4.55%				-18.94%	0.68% net; 7.51% gross
Asia Pacific Dividend Builder ETF ADIV March 31, 2006	3.40%	-1.18%	6.18%	3.26%	5.18%	5.25%	0.78% net; 4.94% gross
Dividend Builder ETF DIVS March 30, 2012	10.84%	15.63%	14.05%	11.15%	9.81%	10.33%	0.65% net; 1.22% gross
Smart Transportation & Technology ETF MOTO November 15, 2019	27.79%	28.30%	19.32%			18.29%	0.68% net; 0.92% gross
Sustainable Energy II ETF SOLR November 11, 2020	8.86%	22.28%				9.43%	0.79% net; 3.29% gross

Periods of greater than one year are average annualized returns; one year and shorter period returns are actual returns. All returns are for the periods ending June 30, 2023.

The Asia Pacific Dividend Builder ETF and the Dividend Builder ETF converted from traditional openend mutual funds to exchange traded funds on March 29, 2021. Performance data shown for these two ETFs includes their performance history as traditional open-end mutual funds.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.smartetfs.com.

Expense ratios are from the most recent prospectus (dated May 1, 2023) and are from the most recent audited financials (period ending December 31, 2022) at the time that prospectus was completed.

Morningstar Ratings Through June 30, 2023

Fund	Category	Overall	3-Year	5-Year	10-Year
Asia Pacific Dividend Builder ADIV	Pacific/Asia ex-Japan Stock	4 ★★★★ (54 funds)	4 ★★★★ (54 funds)	3 ★★★ (49 funds)	4 ★★★★ (36 funds)
Dividend Builder DIVS	World Large- Stock Blend	5★★★★★ (304 funds)	5 ★★★★ (304 funds)	5★★★★★ (272 funds)	5★★★★★ (168 funds)

Morningstar Ratings Disclosure

Global Innovators Fund ratings shown were given for the Investor Share Class.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentages.)

© 2023 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

SMARTETFS SMART TRANSPORTATION & TECHNOLOGY ETF
SEMI-ANNUAL REPORT FOR THE PERIOD ENDED
JUNE 30, 2023

1.	PERFORMANCE

Average annual Total returns	6 MONTHS (ACTUAL)	1 Year	3 Year	SINCE INCEPTION 11/14/2019
Smart Transportation & Technology ETF (Net Asset Value)	27.79%	28.30%	19.32%	18.29%
Smart Transportation & Technology ETF (Market price)	28.85%	29.17%	19.35%	18.26%

Benchmark Index:
MSCI World Index (Net Return)	15.09%	18.51%	12.18%	9.21%

The Fund’s total expense ratio is 0.92% and the net expense ratio is 0.68%. The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses in order to limit the Fund’s total annual operating expense to 0.68% through June 30, 2026. For the Fund’s current six-month expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.SmartETFs.com, or calling (866) 307-5990.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. SmartETFs NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the Mid-Point between the Bid and Ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times.

2.	REVIEW

In the first half of 2023, the SmartETFs Smart Transportation & Technology ETF (“MOTO ETF”) produced a total return (USD) of +28.85% vs the MSCI World Index (net return) of +15.09%. The fund therefore outperformed the index by 13.76% over the period.

The equities held within the MOTO ETF are categorized into 3 broad categories; EV Manufacturers (split into EV-Transition and EV-Dominated), Equipment Manufacturers (split into Components and Semiconductors) and Services.

The strongest category was Services, delivering an average +36.8% total return over the period. Quanta Services was a notable performer, delivering a positive return of +38%, as the company increasingly emerges as a key enabler of the energy transition through it’s grid expertise and deep, skilled labour force.

The weakest category was Equipment, where the average company delivered +26.5%. Within this category, the average Components name returned +26.3% and the average Semiconductor name returned +26.8% in the period. Batteries were a notable area of weakness within components as names like Samsung SDI and LG Chem underperformed the market driven by declining battery prices and weak battery export data. Offsetting this was NVIDIA which delivered a 189.5% return during the half after releasing stellar Q1 results and raising guidance by 53% relative to consensus expectations. The key driver for the beat was an inflection in Generative AI leading to explosive growth in the Data Centre business (Q2 guidance implies a near doubling of data centre revenues on a sequential basis.) This led analysts to raise EPS estimates by 40-50% in each of the next three years and cemented the company's place as the go-to AI play within the stock market.

3.	ACTIVITY

There were no stock switches in the ETF during the period.

4.	PORTFOLIO POSITIONING

Our portfolio is typically allocated across 35 equally weighted equities providing exposure across the value chain of Smart Transportation.

We hold 19.2% exposure to EV manufacturers, of which 3.9% is invested in EV Dominated names and 15.3% is invested in EV Transition names. Within this category we hold Tesla, one of the largest electric vehicle manufacturers in the world and an innovator in the autonomous driving space with its Autopilot and Full SelfDriving offerings.

We hold a 70.3% weight to equipment providers split across Components (44.8%) and Semiconductors (25.5%). Within Components we have 16.4% exposure to Autonomous, 19.5% exposure to Car Components, and 8.9% exposure to Battery equipment providers. For example, Sensata sells sensors vital to autonomous mobility; Vitesco produces components for electrified drivetrains; and Samsung SDI manufactures batteries for electric vehicles. The portfolio also provides 25.5% exposure to Semiconductors across Power (8.1%), General (8.4%), and Connectivity (8.9%) applications. For example, ON Semiconductor provides power semiconductors for traction inverters and on-board chargers.

The portfolio provides 7.8% exposure to Services including Transportation-as-a-Service (TaaS). The fund is invested in Alphabet which owns Waymo LLC, the operator of a commercial self-driving taxi service in Phoenix, Arizona.

5.	OUTLOOK

Heading into 2023, a key concern amongst commentators was that China (which accounted for 59% of the global market and most of global growth) would experience a material slowdown, driven by the removal of state subsidies. Instead, what we saw was a brief pause, followed by OEMs responding by lowering prices by as much as 20% in order to stimulate further demand.

Thus, as we sit at the mid-point of the year we are left with a picture that looks much like December 2022: a robust global EV market driven largely by China (in terms of both scale and growth rate), with strong demand coming through from elsewhere; Globally, for the first half of the year, total market growth looks to be around 40% yoy, with China growing 65%; Europe, (the second largest market) growing at c.20% and the US + RoW growing at c.50% (albeit from a lower base).

In terms of penetration rates, EVs now account for 14% of all new cars sold on a global basis; 35% in China, 21% in Europe and just over 10% in the US.

News flow throughout the half was largely supportive and built upon pre-established trends; we saw more stringent emissions legislation from several countries including:

•	The US (requiring automakers to produce 60% EVs by 2030)
•	Australia (where EV penetration currently sits at just 3.8%) and

•	China (where stricter rules around various pollutants including carbon monoxide come into effect July 1).

We continue to witness a growing disconnect between the “haves” and the “have nots” regarding clean technology offerings:

•	leaders in the field are increasingly moving out of their home geographies and launching internationally, such as BYD launching their Atto 3 EV in the UK.
•	Legacy players, meanwhile, suffering from ICE vehicle sales having peaked in 2017, are increasingly having to invest billions to catch up. Ford, Stellantis, GM and Mercedes have all announced multibillion dollar investment plans to sell EVs over the next two decades. More recently we saw one of the staunchest hold-outs, Aston Martin, sign a deal with Lucid in order to develop a BEV platform

Finally, throughout the half we saw a steady trickle of announcements relating to debottlenecking some of the industry’s biggest problems such as charging infrastructure and battery sustainability:

•	Tesla announced that they would open their “walled garden” of superfast charging stations to competition, helping to remove range anxiety for non-Tesla EV drivers.
•	Glencore announced plans to build Europe’s largest battery recycling plant. The plant is expected to be able to recycle batteries from 600,000 electric cars, but CEO Gary Nagle has stated that he expects demand growth for recycling to be “exponential”.

Looking out to the rest of the year and beyond, we continue to see a bright outlook for EV growth driven by continued policy support, improving economics and a gradual removal of friction costs. We expect the penetration of EVs to rise from the current 14% rate to 20% by 2025, 50% by 2030 and 100% by 2040. At that point, it implies an overall population of one billion EVs, over 35 times greater than the current stock at the end of 2022. The MOTO ETF will remain positioned to benefit from these themes.

Will Riley and Jonathan Waghorn

July 2023

International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume.

The companies in which the Fund invests may be subject to rapid changes in technology, intense competition, rapid obsolescence of products and services, loss of intellectual property protections, evolving industry standards and frequent new product productions and changes in business cycles and government regulations.

These risks could adversely affect the value of companies in which the Fund invests. Limitations on applications for autonomous or electric vehicles could adversely affect the value of companies in which the Fund invests.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

SmartETFs Smart Transportation & Technology ETF

Schedule of Investments

at June 30, 2023 (Unaudited)

Shares	Common Stocks: 95.0%	Value
	Other: 4.5%
3,000	Quanta Services Inc.	$589,350

	Smart Transportation: 30.4%
2,928	Aptiv PLC*	298,920
2,736	Continental AG	206,319
2,035	Daimler Truck AG	73,286
7,200	Denso Corp.	481,364
72,000	Geely Automobile Holdings Ltd.	87,840
12,552	Johnson Matthey PLC	278,298
6,048	KiaCorp	406,239
5,124	Mercedes-Benz Group AG*	411,949
7,416	Sensata Technologies Holding	333,646
1,944	Tesla Inc. *	508,881
96,000	Tianneng Power International	99,111
22,500	Toyota Motor Corp.	360,041
430	Vitesco Technologies Group AG*	35,406
18,228	Volvo AB Class B	376,853
		3,958,153

	Technology: 2.9%
3,768	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	380,267

	Transportation Technology: 57.2%
3,492	Alphabet Inc. Class C *	422,427
5,220	Amphenol Corp. Class A	443,439
2,424	Analog Devices Inc.	472,219
18,468	Dana Inc.	313,956
2,760	Eaton Corp. PLC	555,036
6,504	Gentherm Inc. *	367,541
33,648	Hanon Systems	233,672
30,960	Hexagon AB Class B	381,033
11,844	Infineon Technologies AG - ADR	488,385
8,136	Intel Corp.	272,068
2,376	Lear Corp.	341,075
708	LG Chem Ltd.	358,414
1,332	NVIDIA Corp.	563,463
2,196	NXP Semiconductors NV	449,477
6,456	ON Semiconductor Corp. *	610,608
4,740	Power Integrations Inc.	448,736
840	Samsung SDI Co., Ltd.	426,512
2,760	Skyworks Solutions Inc.	305,504
		7,453,565

	Total Common Stocks (Cost $11,520,214)	12,381,335

The accompanying notes are an integral part of these financial statements.

SmartETFs Smart Transportation & Technology ETF

Schedule of Investments

at June 30, 2023 (Unaudited)

Shares	Preferred Stocks: 2.1%	Value
	Preferred Stocks
	Smart Transportation: 2.1%
2,028	Volkswagen AG	$272,085
	Total Preferred Stocks (Cost $384,597)	272,085

	Total Investments (Cost $11,904,811): 97.1%	12,653,420
	Other Assets in Excess of Liabilities 2.9%	380,315
	Total Net Assets - 100.0%	$13,033,735

*	Non-income producing security.

ADR - American Depository Receipt

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

SmartETFs Smart Transportation & Technology ETF
Schedule of Investments
at June 30, 2023 (Unaudited)

Country Breakdown	Percent of Total Net Assets
Common Stocks
United States	50.2%
South Korea	10.9%
Germany	9.3%
Japan	6.4%
Sweden	5.8%
Netherlands	3.4%
Taiwan	2.9%
Ireland	2.3%
United Kingdom	2.1%
China	1.0%
Hong Kong	0.7%
Total Common Stocks	95.0%
Preferred Stocks
Germany	2.1%
Total Preferred Stocks	2.1%
Total Investments	97.1%
Other Assets in Excess of Liabilities	2.9%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

SmartETFs Advertising & Marketing Technology ETF
SEMI-ANNUAL REPORT FOR THE PERIOD ENDED
JUNE 30, 2023

1.	PERFORMANCE

Average annualized Total returns	6 MONTHS	1 YEAR	SINCE INCEPTION 12/30/2020
Advertising & Marketing Tech ETF (Net Asset Value)	19.42%	4.54%	-18.94%
Advertising & Marketing Tech ETF (Market Price)	19.76%	5.07%	-19.01%
Benchmark Index:
MSCI World index (Net Return)	15.09%	18.51%	5.67%

The Fund’s total expense ratio is 7.51% and the net expense ratio is 0.68%. The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses in order to limit the Fund’s total annual operating expense to 0.68% through June 30, 2026. For the Fund’s current six-month expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.SmartETFs.com, or calling (866) 307-5990.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. SmartETFs NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the Mid-Point between the Bid and Ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times

2.	REVIEW

The SmartETFs Advertising & Marketing Technology ETF launched on December 30, 2020.

The ETF invests in companies which are using technology to disrupt the advertising and marketing industries. These companies include those involved in programmatic advertising, targeted digital advertising, consumer data and targeting, customer relationship management, marketing automation, and other technologies that aid in advertising and marketing.

In the first half of 2023, the SmartETFs Advertising & Marketing Technology ETF produced a total return of 19.42% (NAV, in USD), versus the MSCI World Index (net return) of 15.09% (in USD). The Fund therefore outperformed by 4.33%.

At quarter end, the Fund’s AUM was $1.2mn.

Year-to-date performance review

• (1) Recovery Rally: Over the start of 2023, equities rallied hard with the growthiest parts of the market significantly outperforming. Higher beta areas performed particularly strongly - benefitting the Fund - as the factors which had performed worst over 2022, saw a strong reversal and led the market higher.

• (2) Market Reversal: The positive sentiment that had driven markets, quickly unwound. The rally had been led by a small number of seemingly fragile data points, but as new data emerged, investors reassessed their inflation expectations and the outlook became markedly more hawkish. With the prospect of higher rates for an extended period of time, longer duration assets were impacted the hardest, and markets retreated, as did the Fund’s relative performance.

• (3) Banking Crisis: Three large bank failures in the US and the Credit Suisse rescue in Europe showed growing stress in the banking sector and highlighted the impacts of an historically stringent monetary tightening cycle. However, after a short sell-off in early March, volatility abated, and risk aversion retreated as swift liquidity support by central banks (and several takeovers) prevented a widespread escalation. Over this period, the Financials and Energy sectors performed particularly poorly, but other parts of the market (notably Healthcare & IT) saw positive performance. The Fund also outperformed over the month.

• (4) AI Induced Rally: Since the end of March, a focus on Artificial Intelligence, and more specifically its potential use cases for a range of business cases, caused a sharp market rally. The largest gainers were the semiconductor names within the IT sector, as well as a range of associated sectors which have tangential exposure. It is worth noting that AI is not a new phenomenon but the launch of ChatGPT in early 2023 was the first consumer facing AI application and has therefore drawn attention to the technology. The number of S&P 500 companies citing AI on their earnings call has more than doubled over the last 6 months and, in many cases, has been richly rewarded by the market. More specifically, the optimism surrounding AI has focused on a handful of large cap names, which have driven the majority of performance. There is growing concern that such lack of breadth is not a stable base for an enduring bull market as the largest ten names in the S&P 500 have accounted for nearly all the index’s returns until the end of May. Whilst the Fund has some exposure to the large US tech names that have benefitted from this rally, it also has c.50% invested small and mid-cap market cap companies which lagged. Overall the Fund therefore underperformed over Q2.

3.	ACTIVITY

We made no changes to the portfolio in the first half of 2023.

4.	PORTFOLIO POSITIONING

Fund allocation vs MSCI World Index
0% 10% 20% 30% 40% 50% 60% 70%
Communication Services 63% 8%
Information Technology 29% 21%
Consumer Discretionary 4% 11%
Consumer Staples 0% 8%
Industrials 0% 10%
Health Care 0% 14%
Financials 0% 14%
Real Estate 0% 3%
Utilities 0% 3%
Energy 0% 5%
Materials 0% 4%
Fund Index

Over / under weights
-20% 0% 20% 40% 60%
Communication Services 55%
Information Technology 8%
Consumer Discretionary -6%
Consumer Staples -8%
Industrials -10%
Health Care -14%
Financials -14%
Real Estate -3%
Utilities -3%
Energy -5%
Materials -4%

Fund allocation vs MSCI World Index
0% 10% 20% 30% 40% 50% 60% 70% 80%
US 55% 71%
Asia-Pacific 25% 10%
Europe ex-UK 4% 15%
UK 12% 5%
EM 0% 0%
Fund
Index

Over / under weights
-20% -15% -10% -5% 0% 5% 10% 15% 20%
US -15%
Asia-Pacific 15%
Europe ex-UK -10%
UK 7%
EM 0%

5.	ASSET ALLOCATION

Regional Breakdown (by exchange market)

UK
13%
Hong Kong
10%
Japan
7%
US
70%

Market Cap breakdown

$20b+ Large-Cap, 37%
$0.5m - $2b Small-Cap, 40%
$2b - $20b Mid-Cap, 23%

Sector Breakdown

Information Technology, 30%
Consumer Discretionary, 3%
Communication Services, 67%

Sub-Industry Breakdown

Movies & Entertainment, 3%
Publishing, 3%
Internet & Direct Marketing Re, 3%
Advertising, 33%
Interactive Media & Services, 27%
Application Software, 30%

6.	OUTLOOK

The table below shows the Fund’s 1-year forward earnings and sales growth (analyst consensus estimates) versus the MSCI World Index.

As of 06/30/2023	1-yr forward earnings growth	1-yr forward sales growth
MRAD	18.4%	10.5%
MSCI World Index	8.6%	3.5%

Source: Bloomberg; SmartETFs

The Fund at year end has higher expected sales and earnings growth vs the broad market and this is characteristic of the secular growth that the adtech/martech industries are expected to experience.

With inflation seemingly moderating and global central banks appearing to slow the rate of growth hikes, and a significant de-rating in valuations having occurred, many of the 2022 headwinds for equity markets, and growth stocks in particular, are looking more positive. However, uncertainty remains as none of these issues have been resolved conclusively and second-order effects, or indeed new issues, may arise in the coming months. Indeed, with global growth expected to slow, the prospects of a recession remain high (particularly in Europe and Asia), potentially creating a meaningful dent into company earnings. In many respects, we believe these concerns have largely been ‘priced-in’ to earnings estimates, but this does not necessarily preclude further earnings downgrades to come.

Whilst there may be volatility in equity markets and for AdTech companies, there is good reason to be optimistic longer term. We continue to see an acceleration in technological transformations that will have a lasting effect on how consumers and businesses operate once the economic cycle turns to growth. As such, we believe this Fund and its holdings are well positioned to benefit from such transformations, which include the move from traditional to digital advertising.

The Fund at year end has higher expected sales and earnings growth vs the broad market and this is characteristic of the secular growth that the adtech/martech industries are expected to experience. Whilst there may be volatility in equity markets and for adtech companies, there is good reason to be optimistic longer term. We continue to see an acceleration in technological transformations post-COVID that will have a lasting effect on how consumers and businesses operate once the economic cycle turns to growth. As such, we believe this Fund and its holdings are well positioned to benefit from such transformations, which include the move from traditional to digital advertising.

Sagar Thanki

July 2023

International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume.

The companies in which the Fund invests may be subject to rapid changes in technology, intense competition, rapid obsolescence of products and services, loss of intellectual property protections, evolving industry standards and frequent new product productions and changes in business cycles and government regulations.

These risks could adversely affect the value of companies in which the Fund invests. Limitations on applications for autonomous or electric vehicles could adversely affect the value of companies in which the Fund invests.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

The S&P 500 Index is a free float-adjusted market capitalization weighted index of the 500 largest publicly traded companies in the US. One cannot invest directly in an index.

Earnings growth is not a measure of the Fund’s future performance.

Earnings growth is the annual compound growth rate (CAGR) of a company’s net income.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

SmartETFs Advertising & Marketing Technology ETF
Schedule of Investments
at June 30, 2023 (Unaudited)

Shares	Common Stocks: 92.7%	Value
	Advertising: 46.0%
480	Alphabet Inc.*	$57,456
360	Baidu Inc.*	49,288
4,000	CyberAgent Inc.	29,058
1,416	Digital Turbine Inc.*	13,140
1,768	Future PLC	15,154
9,621	Illumin Holdings Inc.*	16,260
3,032	Magnite Inc.*	41,387
248	Meta Platforms *	71,171
1,308	Perion Network Ltd.*	40,116
2,040	PubMatic Inc.*	37,291
328	Roku Inc.*	20,979
696	TechTarget Inc.*	21,666
800	Trade Desk Inc/The*	61,776
3,882	Tremor International Ltd.*	27,950
1,800	ValueCommerce Co., Ltd.	16,794
1,280	Yandex NV*	13
12,600	Z Holdings Corp.	30,254
		549,753

	Ecommerce: 5.2%
480	Amazon.com Inc.*	62,573

	Enterprise Software/Services: 2.9%
208	Atlassian Corp PLC*	34,904

	Internet Content: 3.6%
1,000	Tencent Holdings Ltd.	42,317

	Marketing Technology: 35.0%
136	Adobe Inc.*	66,503
2,000	Criteo SA*	67,480
128	HubSpot Inc.*	68,108
1,144	LiveRamp Holdings Inc.*	32,673
3,008	Next Fifteen Communication Group PLC*	25,936
632	Pegasystems Inc.	31,158
9,824	S4 Capital PLC*	15,719
304	salesforce.com Inc.*	64,223
49,000	Weimob Inc.*	23,762
888	ZoomInfo Technologies Inc.*	22,546
		418,108

	Total Common Stocks (Cost $1,961,009)	1,107,655

	Total Investments (Cost $1,961,009) - 92.7%	1,107,655
	Other Assets in Excess of Liabilities - 7.3%	87,415
	Total Net Assets - 100.0%	$1,195,070

*	Non-income producing security.

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

SmartETFs Advertising & Marketing Technology ETF
Schedule of Investments
at June 30, 2023 (Unaudited)

Country Breakdown	Percent of Total Net Assets
Common Stocks
United States	56.3%
China	9.6%
Japan	6.4%
Israel	5.7%
France	5.6%
United Kingdom	4.8%
Australia	2.9%
Canada	1.4%
Russia	0.0%
Total Investments	92.7%
Other Assets in Excess of Liabilities	7.3%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

SMARTETFS SUSTAINABLE ENERGY II ETF
SEMI-ANNUAL REPORT FOR THE PERIOD ENDED
JUNE 30, 2023

1.	PERFORMANCE

Average annualized Total returns	6 MONTHS (ACTUAL)	1 YEAR	SINCE INCEPTION 11/11/2020
Sustainable Energy II ETF (Net Asset Value)	8.86%	22.28%	9.43%
Sustainable Energy II ETF (Market Price)	9.05%	22.70%	10.39%

Benchmark Index:
MSCI World Index (Net Return)	15.09%	18.51%	7.19%

The Fund’s total expense ratio is 3.29% and the net expense ratio is 0.79%. The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses in order to limit the Fund’s total annual operating expense to 0.79% through June 30, 2026. For the Fund’s current six-month expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.SmartETFs.com, or calling (866) 307-5990.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Shares of ETFs are bought and sold at market price (not NA V) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. SmartETFs NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the Mid-Point between the Bid and Ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times

In the first half of 2023 the SmartETFs Sustainable Energy ETF produced a total return (USD, NAV) of 8.86% vs the MSCI World Index (net return) of 15.09%. The ETF therefore underperformed the index by 6.23% over the period.

The key events, both positive and negative for sector sentiment, that have affected the energy transition, company profitability and share price performance so far this year have included:

•	An acceleration in momentum for the energy transition, driven by economics and political needs. In the shorter-term, Energy security has become the most important catalyst for the transition (Europe displacing Russian hydrocarbons; North America/Europe lessening their reliance on China)

•	The policy backdrop remains highly supportive. The Inflation Reduction Act in the US is driving significant new investments in upstream solar, wind, grid energy storage, hydrogen, EVs and home efficiency upgrades. Europe is refining the Industrial net zero act and China is likely to upgrade their current five-year plan.

•	Renewable power installations will reach record levels in 2023. The forecast for renewable power additions in 2023-2027 has been upgraded by around 30% to just over 2,400 GW; around double what was installed over the previous five years and equivalent to total Chinese power capacity

•	Solar installations in 2023 to reach a new record level in excess of 340 GW (growth of at least 30% vs 2022).

•	Wind installations in 2023 likely to reach a new record level of more than 110 GW (growth of at least 15% vs 2022)

•	EV sales in 2023 around 14 million, representing around 18% of total passenger vehicle sales (growth of c. 35% vs 2022)

•	Battery demand growing around 40% in 2023 driven by lower raw material costs and increased demand from both EVs and stationary storage.

•	Despite the acceleration of the energy transition, growth and installation rates are not consistent with a 1.5 degree/net zero scenario. Further material acceleration is needed.

•	The SmartETFs Sustainable Energy ETF trades at a 14% and 2% P/E ratio premium to the MSCI World (for 2023/24 respectively) but is expected to deliver compound annual earnings growth of more than 20% out to 2025 (c.3x the earnings growth for MSCI World which is expected at 6% per annum), with comparable cash flow returns. The fund's P/E ratio relative to MSCI World is the lowest that it has been since mid-2020 and, given the duration of higher earnings growth expected, could see a positive re-rating over the next few years.

Drivers of fund performance

The first half of 2023 saw continued positive momentum for the energy transition. Further details emerged on the significant energy transition policy commitments that were announced by the EU and US last year. Against this, disruption in the banking sector, coupled with volatile sentiment around interest rates, brought fears of a slowdown in funding that could affect the level of future sustainable energy investments. In this report, we review macro developments, contribution to fund returns in the half, outlook and portfolio valuation.

The first half of 2023 saw the SmartETFs Sustainable Energy II ETF delivering a total return (USD, NAV) of +8.86%, underperforming the MSCI World Index (net return) of +15.09%. The key events, both positive and negative for sector sentiment, that have affected the energy transition, company profitability and share price performance so far this year have included:

•	The EU announced its new EU Industrial Strategy in a number of stages over the half, although full details still remain thin on the ground. Currently, we understand that the strategy aims to quadruple the EU renewable fleet by 2030 (requiring around €1tn of capex); to shorten the renewable project permitting process from 4-5yrs to 9-18mths; and to establish an EU renewable supply chain with incentives for activities that achieve a “made in Europe" minimum threshold. In March, the EU unveiled its “Critical Raw Materials Act” which sets targets for the production, refining and recycling of key raw materials needed for the green and digital transitions.

•	The collapse of Silicon Valley Bank and the takeover of Credit Suisse by UBS in mid March brought growing concerns of a developed world credit crisis that, together with higher interest rates, raised concerns around funding for sustainable energy projects. The full implications are not yet clear but further restricted funding from US regional banks could slow the growth rates of US residential solar installations.

•	Further details around the US Inflation Reduction Act continue to tempt sustainable energy equipment manufacturers and producers to locate and grow their activities in the United States. Incremental detailed guidance on new tax rules (for example the proportion of domestic content that will be required for US manufacturing plants to qualify for the incentives) continued to be drip fed out by the treasury during the half, providing firms with the incremental certainty they need to make expansionary investments.

•	The removal of subsidies for new EV sales in China and in certain parts of Europe slowed EV sales growth at the start of the year, however, this has eased materially as OEMs cut prices by as much as 20% to stimulate demand. The latest EV sales data suggests the industry is growing 40% YTD across all segments of road transport (passenger vehicles, light commercial vehicles, buses and 2/3 wheelers). Looking longer term, the first half saw significant new investment announced in battery ‘gigafactories’ across the US.

•	Battery economics improved meaningfully throughout the half with Chinese lithium supply growth prompting a material moderation in battery metal prices, helping to spur both EV and stationary storage demand. Battery demand now looks likely to grow by 40% for full year 2023.

•	Following a rare bout of cost inflation in 2022, the solar complex resumed its deflationary trend during the half as a decline in input prices allowed the cost of solar modules to decline by 20%, making the economics of installation all the more compelling. In the US some developers struck a more cautious note on growth as a function of higher interest rates and the phasing of regulation in California, but offsetting that the US Department of the Treasury provided further clarity on incremental tax credits for companies using more than 40% domestic content in their projects. Overall, global solar installation have accelerated again, now looking up 30% yoy vs initial expectations of 20%.

•	Wind OEMs have slowed the rate of new product launches year to date as sluggish demand and higher input costs hamper profitability. Europe has set meaningful wind power targets, but recent policy announcements have not led to the investments hoped for into the local supply chain, risking shortages in the latter half of the decade. In the US, with improved IRA clarity there are signs of improvement, meaning that US wind additions are likely to trough in 2023 before recovering in 2024.

Within the portfolio our best performing segments were our semiconductor and grid exposed names. Underperforming segments included our solar inverter holdings as well as our wind exposed names.

Within semiconductors, our holdings in ONSemi and Infineon both benefitted from the general strength in the semiconductor space, but also from improved idiosyncratic outlooks: ONSemi hosted a Capital Markets Day which highlighted the strong progress they are making in silicon carbide power semiconductors. They stressed their intention to grow faster than the broader semi market out to 2027 and upgraded their long-term margin targets from 28% to 40%; Infineon increased their revenue guidance and upgraded full year margin expectations from 25% to “high- twenties” driven by robust activity in their core auto and industrial end markets.

Our electrical equipment names Eaton, Hubbell, Schneider, Itron and Legrand all performed strongly driven by an acceleration in global electrification activity and an easing of supply chain bottlenecks; Hubbell noted particular strength in their utility division driven by a sustainable step up in grid modernisation activity; Schneider, Eaton and Legrand all cited strength in their core low voltage markets and Itron saw an easing in their supply chain, allowing them to procure components which had historically been difficult to source.

Within our solar holdings we saw a bifurcation between module manufacturers Canadian Solar and First Solar, who benefitted from declining polysilicon prices as well as favourable tax announcements, and inverter names of Enphase and Solaredge who noted a slight slowdown in activity driven by higher interest rates and changing regulation in California. It was worthy of note that both inverter players view this slowdown as temporary in nature as the market gets used to changes in regulation and still expect annual earnings growth north of 20%.

The final notable area of weakness was with our wind IPP holdings; China Longyuan and China Suntien, where price evolution has been driven by concerns around Chinese subsidy reforms as well as underperformance in the broader Chinese equity market.

2.       Activity

There was one Buy during the half (Legrand) and the portfolio was actively rebalanced. Legrand is the world’s only global specialist in electrical and digital building infrastructures. It sells more than 300,000 individual electrical products, biased to residential and commercial markets, to a broad global customer base. We believe that the company is well placed to benefit from secular trends such as electrification and efficiency

3.       Outlook

Looking at the remainder of 2023 and beyond, we expect further acceleration of the energy transition:

•	On the supply side of the energy transition, the IEA is forecasting that renewable power additions over the coming five years will be just over 2,400 GW; a 30+% increase on its previous five-year forecast and their largest upward revision. The world is set to add as much renewable capacity in the next five years as it did in the past 20 years, equivalent to the entire current power capacity of China.

•	The IEA has described solar power as "the cheapest electricity in history" and large-scale solar remains at the bottom end of the cost curve. At the start of the year we expected solar installations to grow around 20% yoy to 310GW, however, with increased clarity from the IRA and improving polysilicon prices, various commentators are now suggesting that this could be higher, with Bloomberg New Energy Finance suggesting a figure of 340GW is more appropriate, a 30% increase.

•	Despite cost issues amongst the wind OEMs and absence of detail from the European Net Zero Industrial Act we continue to expect annual wind installations of 110GW for 2023, with lower installations outside of China driven by developers struggling with financing and supply chain costs. Thereafter, with improved IRA clarity and easing supply chains, we would expect to see an improvement into 2024, with global wind capacity quadrupling by 2040.

•	Within EVs, we would expect current growth momentum, post EV subsidy cuts, to continue into year end, driving EV sales to around 14 million units, representing an 18% penetration rate. Chinese penetration will likely end up even higher than this in the 3540% range.

•	Battery economics are likely to benefit from current low metal prices, which, coupled with ongoing EV demand is likely to grow global battery demand by 40% in 2023 to nearly 1000GWh. Within that we expect stationary storage demand to double from 16GW in 2022 to 32GW in 2023. As a reminder we think that this moderation of commodity prices, coupled with improvements to cell chemistry and efficiency improvements in battery pack design will help deflate battery costs to $100/kWh by 2027, which is the point at which EVs become cheaper than internal combustion engines.

•	While much progress has been made regarding the deployment of renewables into electricity generation, grid investment has struggled to keep up. With growing interconnection queues increasingly becoming a bottleneck to further renewable deployment, we foresee a step up in grid investment from $300bn in 2022 to closer to $600bn by 2030, driven by digitalisation, improving resilience and extending the grid to new generation facilities.

The outlook we summarise here is broadly consistent with current government activity and observable investment plans. To be clear, however, the growth described falls well short of the energy transition activity needed to achieve a net zero I 1.5 degree scenario in 2050, as targeted by the IPCC and reiterated at COP27. In a net zero scenario, the deployment of renewable generation capacity, penetration of EVs and battery storage, use of alternative fuels and implementation of energy efficiency measures will need to accelerate markedly.

At June 30, 2023, the SmartETFs Sustainable Energy II ETF traded on a 2023/24 P/E of 20/17x and a 2023/24 EV/EBITDA of 13/11x. The Fund trades at about an 8% premium to the MSCI World Index, which we see as justified given the attractive growth rates available to invest in across the sector. As a sense check, consensus EPS growth (2023-2025E) of the portfolio (at c.20%pa) is well ahead of the MSCI World (at c.6%pa), and looking over the next five years, we believe that the portfolio is likely to deliver average earnings growth of around 13-14%pa, comfortably ahead of growth in the MSCI World.

Will Riley and Jonathan Waghorn

July 2023

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund’s focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among various sectors. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

P/E Ratio is the price-to-earnings ratio and is a ratio for valuing a company that measures its current share price relative to its earnings per share.

EV/EBITDA is the enterprise value (EV) to earnings before interest, taxes, depreciation, and amortization (EBITDA). This ratio is used by investment managers to measure a company’s return on investment.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. This index is unmanaged, not available for investment and does not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

SmartETFs Sustainable Energy II ETF
Schedule of Investments
at June 30, 2023 (Unaudited)

Shares	Common Stocks: 94.4%	Value
	Electrification: 28.6%
1,962	Aptiv PLC*	$200,301
2,502	Gentherm Inc.*	141,388
5,616	Infineon Technologies AG	231,574
6,804	Johnson Matthey PLC	150,855
414	LG Chem Ltd.	209,581
2,574	ON Semiconductor Corporation*	243,449
432	Samsung SDI Co., Ltd.	219,349
4,554	Sensata Technologies Holding*	204,884
		1,601,381
	Energy Efficiency: 13.5%
2,628	Ameresco Inc.*	127,800
702	Hubbell Inc.	232,755
19,224	Nibe Industrier AB - B Shares	182,503
1,116	Trane Technologies PLC	213,446
		756,504

	Renewable Energy Generation: 19.2%
95,994	China Longyuan Power Group Corp Ltd.	98,860
183,000	China Suntien Green Energy Corp Ltd.	65,624
18,107	Iberdrola SA	236,134
2,934	Nextera Energy Inc.	217,703
2,178	Ormat Technologies Inc.	175,242
1,980	Orsted AS	187,114
5,112	Sunnova Energy International Inc.*	93,601
		1,074,278

	Renewable Equipment Manufacturing: 33.1%
5,004	Canadian Solar Inc.*	193,605
1,152	Eaton Corp. PLC	231,667
630	Enphase Energy Inc.*	105,512
1,044	First Solar Inc.*	198,454
2,646	Itron Inc.*	190,777
2,178	Legrand SA	215,818
1,278	Schneider Electric SE	232,159
432	Solaredge Technologies Inc.*	116,230
2,466	TPI Composites Inc.*	25,572
7,416	Vestas Wind Systems A/S	197,227
126,000	Xinyi Solar Holdings Ltd.	145,520
		1,852,541

	Total Common Stocks (Cost $5,400,508)	5,284,704

	Total Investments (Cost $5,400,508) - 94.4%	5,284,704
	Other Assets in Excess of Liabilities - 5.6%	312,141
	Total Net Assets - 100.0%	$5,596,845

*	Non-income producing security.

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

SmartETFs Sustainable Energy II ETF
Schedule of Investments
at June 30, 2023 (Unaudited)

Country Breakdown	Percent of Total Net Assets
Common Stocks
United States	42.9%
France	8.0%
South Korea	7.7%
Denmark	6.9%
China	5.5%
Spain	4.2%
Germany	4.1%
Ireland	3.6%
Canada	3.5%
Sweden	3.2%
United Kingdom	2.7%
Israel	2.1%
Total Investments	94.4%
Other Assets in Excess of Liabilities	5.6%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

SmartETFs Asia Pacific Dividend Builder ETF
SEMI-ANNUAL REPORT FOR THE PERIOD ENDED
JUNE 30, 2023

1.	Performance

Annualized Total Returns	6 MONTHS (Actual)	1 Year	3 Year	5 Year	10 Year
Asia Pacific Dividend Builder ETF (Net Asset Value)	3.40%	-1.18%	6.18%	3.26%	5.18%
Asia Pacific Dividend Builder ETF (Market Price)	4.43%	-1.72%	6.20%	3.27%	5.18%
Benchmark index:
MSCI AC Pacific ex japan Index (net return)	2.69%	-1.01%	0.61%	0.67%	3.98%

The Fund’s total expense ratio is 4.94% and the net expense ratio is 0.78%. The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses in order to limit the Fund’s total annual operating expense to 0.78% through June 30, 2026. For the Fund’s current six-month expense ratios, please refer to the Financial Highlights section of this report.

The SmartETFs Asia Pacific Dividend Builder ETF acquired the assets and liabilities of the predecessor mutual fund, the Guinness Atkinson Asia Pacific Dividend Builder Fund, on March 26, 2021. As a result of the transaction, the Fund adopted the accounting and performance history of its predecessor mutual fund. Performance results shown prior to March 26, 2021, reflect the performance of the predecessor mutual fund. The Market Price returns shown prior to March 26, 2021, reflects the predecessor mutual funds’ NAV.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.SmartETFs.com, or calling (866) 307-5990.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. SmartETFs NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the Mid-Point between the Bid and Ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times.

The Fund rose 3.40% on a NAV basis in the first six months of 2023 compared to the MSCI AC Pacific ex Japan Net Total Return Index which rose 2.69%. Of the dividends declared by portfolio companies in the first half (some of which will be paid in second half), 21 companies increased, 6 were unchanged, 8 fell and 1 has resumed.

The first half of 2023 has been an eventful one. Whilst the fall of Silicon Valley Bank, First Republic, and Credit Suisse led to a shaky start in the US and Europe, both markets have seen double digit year-to-date growth as a result of the investor enthusiasm related to the AI space. In the case of the US, the market has also been pricing a softer FED outlook due to the positive inflation print in May. Conversely, Asian markets, as measured by MSCI AC Pacific ex Japan Net Return Index started off strongly, led by China’s post-COVID rebound. However, Asian market performance has since lagged developed markets on the back of the slower than expected China recovery and rising geopolitical tensions between China and the West, resulting in 2.7% year-to-date growth, notably behind their developed counterparts.

Within Asia, the emerging markets have so far, outperformed their developed market peers. Emerging market outperformance has been led by Taiwan and Korea, up 14.1% and 8.9% respectively in the first half of 2023. Both markets’ indices skew towards technology stocks (70% for Taiwan, 47% of Korea), which have made them beneficiaries from the current AI excitement.

India saw a tricky start to the year, as allegations of corporate governance issues at the Adani Group, one of the country’s leading conglomerates, were brought to light. However, the country has shown resilience amidst the broader macro backdrop; inflation has fallen to 4.4%, aided by heavily discounted Russian oil. That is not to say that all emerging markets have outperformed year-to-date. In fact, the two worst performing countries were Thailand and Malaysia. In Thailand, continued political uncertainty driven has led to weakened investor confidence.

On a year-to-date basis, 20 of the 36 stocks held in the fund have outperformed the fund’s benchmark. Of these stocks, nine lie in the Information Technology sector, and four of the top five year-to-date performers are in the Information Technology sector. The remaining company that sits in the top five of the portfolio is NetEase which has benefitted from easing Chinese gaming regulations and strong games performances.

The fund’s year-to-date underperformers can be characterised into two key categories. As expected, we were not immune to the weaker Chinese market performance, which as mentioned earlier, has been led by a slower post-COVID recovery, as well as increasing geopolitical uncertainty. Of the 16 names that underperformed the benchmark index, eight were Chinese and two are based in Hong Kong. Financial companies were another main detractor from year-to-date performance. The five weakest stocks in the first half of 2023 fit into either one or both of these categories. Link REIT, China Overseas Land and Investment, and Shenzhou International are Chinese and Hong Kong stocks, Public Bank is a Malaysian financial company, and China Merchants Bank is China’s most profitable commercial bank.

Activity

There were no changes to the portfolio during the period.

Portfolio Positioning

The largest country exposures in the Fund are to China at 33%, followed by Taiwan at 21%, Australia at 10% and Singapore at 8%. China exposure is in line with the benchmark weight; Singapore is 5% over and Taiwan is 3% over while Australia is 8% under and Korea is 9% under-weight relative to the benchmark.

The three largest sector exposures are the 29% weight in Financials (20% banks, 9% insurance), 26% in Technology and 18% in Consumer Discretionary. These three are overweight against the benchmark by 7%, 4% and 5% respectively. There is 11% in real estate, making it 6% overweight, of which 8% is in Real Estate Investment Trusts (REITs). The biggest underweights are in Energy, Materials, and Industrials where we have no exposure. The Energy and Materials complex did well for most of the first half of the year, but both have fallen back in the last two months.

We do not have exposure to the big technology or e-commerce names that dominate the Chinese benchmark because they either do not pay or only pay a small dividend. Taiwanese exposure consists of seven positions of which six are in the technology sector, in semiconductors, electrical component makers and electronic assembly. We have no exposure to software services or to the more cyclical memory chip makers.

The portfolio is 70% focused on companies with regional sales and 30% exposed to overseas markets. There is a 68% exposure to Emerging Asia and 32% exposure to Developed Asia (Australia, Hong Kong, New Zealand and Singapore). The split between Consumer and non-Consumer is more subjective. Most banks we treat as non-consumer unless they lean heavily into consumer finance and private customers. We treat general and life insurance as primarily Consumer whereas we treat reinsurance as non-Consumer. Some technology component makers supply commercial customers, but where the end products are mainly consumer electronics, we categorise them as Consumer. We assess the split between Consumer and non-Consumer at 63% and 37%.

Outlook

Headline inflation rates around the world are now falling, or have at least stabilised, but core inflation rates (excluding food and energy) have tended to be stickier. The steep rises we have seen in interest rates over the last year and a half have therefore, now given way to a pause in many cases but central banks around the world are not yet ready to contemplate cuts. Only China, with its sluggish economic recovery, weighed by weak consumer confidence and fragile property sector is reducing interest rates. Thus, from a macro-economic perspective we are experiencing a form of cyclical hiatus: higher interest rates and a higher cost of living are starting to bite and some form of recession seems likely but when and how deep is far from clear.

Average annual earnings growth for the Fund over the next two years is forecast to be 2.3% compared to 7.0% for the benchmark, with a 2.0% contraction in 2023 followed by a 6.8% expansion in 2024. The gap is not concerning to us; it is caused by our exposure to Taiwanese technology names whose earnings for 2023 are expected to contract. This is reflected in the price and as we can see from the performance of Taiwanese stocks this year, the market is looking ahead.

Earnings expectations for the region have been reduced led by China earnings which have been lowered 6% for each of the next two years. We view this as analyst estimates factoring in data that have already been presented following the slower than expected China reopening. Despite moderating estimates, Chinese earnings growth forecasts are still healthy, with earnings expected to grow 12% in 2023 and 15% in 2024.

Edmund Harriss

Mark Hammonds

July 2023

International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume.

The companies in which the Fund invests may be subject to rapid changes in technology, intense competition, rapid obsolescence of products and services, loss of intellectual property protections, evolving industry standards and frequent new product productions and changes in business cycles and government regulations.

These risks could adversely affect the value of companies in which the Fund invests. Limitations on applications for autonomous or electric vehicles could adversely affect the value of companies in which the Fund invests.

The MSCI AC Pacific Ex-Japan Index is a market capitalization weighted index that monitors the performance of stocks from the Pacific region, excluding Japan. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. The index is unmanaged and not available for investment, and do not incur expenses.

Earnings growth is not a measure of the Fund’s future performance.

Earnings growth is the annual compound growth rate (CAGR) of a company’s net income.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

SmartETFs Asia Pacific Dividend Builder ETF
Schedule of Investments
at June 30, 2023 (Unaudited)

Shares	Common Stocks: 99.5%	Value
	Australia: 10.2%
6,212	Corporate Travel Management Ltd.	$74,037
2,715	JB Hi-Fi Ltd.	79,132
33,324	Metcash Ltd.	83,474
3,479	Sonic Healthcare Ltd.	82,441
		319,084
	China: 32.9%
141,000	China Construction Bank Corp. - H Shares	91,228
60,000	China Medical System Holdings	97,702
17,000	China Merchants Bank Co., Ltd. - H Shares	77,233
37,500	China Overseas Land & Investment Ltd.	81,738
24,100	China Resources Gas Group Ltd.	82,424
21,100	Inner Mongolia Yili Industrial Group Co., Ltd. - A Shares	82,196
161,000	Industrial and Commercial Bank of China Ltd. - H Shares	85,882
917	NetEase Inc. - ADR	88,665
14,000	Ping An Insurance Group Company of China Ltd. - H Shares	89,063
10,000	Shenzhou International	95,392
36,900	Suofeiya Home Collection - A Shares	88,420
10,794	Zhejiang Supor Cookware - A Shares	74,238
		1,034,181
	Hong Kong: 5.4%
28,500	BOC Hong Kong Holdings Ltd.	87,107
14,977	Link REIT/The	83,141
		170,248

	India: 3.0%
6,880	Tech Mahindra LTD	94,826

	Malaysia: 2.7%
103,600	Public Bank Bhd	85,455

	Singapore: 8.3%
44,054	Capland Ascendas - REIT	88,603
58,400	CapitaLand Integrated Commercial Trust - REIT*	82,478
3,786	DBS Group Holdings Ltd.	88,211
		259,292
	South Korea: 4.7%
10,218	Hanon Systems	70,960
14,438	Korean Reinsurance Co	76,816
		147,776

The accompanying notes are an integral part of these financial statements.

SmartETFs Asia Pacific Dividend Builder ETF

Schedule of Investments

at June 30, 2023 (Unaudited)

Shares	Common Stocks: 99.5%	Value
	Taiwan: 20.7%
14,000	Catcher Technology Co., Ltd.	$78,871
15,000	Elite Material Co., Ltd.	117,248
26,517	Hon Hai Precision Industry Co., Ltd.	96,187
1,260	Largan Precision Co., Ltd.	86,152
7,200	Nien Made Enterprise Co., Ltd.	79,160
7,500	Novatek Microelectronics Corp.	102,682
895	Taiwan Semiconductor Manufacturing Co., Ltd.	90,323
		650,623

	Thailand: 3.3%
37,300	Tisco Financial Group PCL/Foreign	102,438

	United States: 8.3%
1,702	Aflac Inc.	118,800
58	BROADCOM INC	50,311
764	QUALCOMM Inc.	90,947
		260,058

	Total Common Stocks (Cost $2,759,958)	3,123,981

	Total Investments (Cost $2,759,958): 99.5%	3,123,981
	Other Assets in Excess of Liabilities - 0.5%	15,886
	Total Net Assets - 100.0%	$3,139,867

ADR - American Depository Receipt
PCL - Public Company Limited
REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

SmartETFs Asia Pacific Dividend Builder ETF
Schedule of Investments
at June 30, 2023 (Unaudited)

Industry Breakdown	Percent of Total Net Assets
Common Stocks
Financial	39.4%
Consumer, Cyclical	17.9%
Technology	16.5%
Industrial	12.1%
Consumer, Non-cyclical	11.0%
Utilities	2.6%
Total Investments	99.5%
Liabilities in Net Excess of Other Assets	0.5%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

SmartETFs Dividend Builder ETF
SEMI-ANNUAL REPORT FOR THE PERIOD ENDED
JUNE 30, 2023

Average Annualized Total Returns	6 MONTHS (Actual)	1 Year	3 Year	5 Year	10 Year
Dividend Builder ETF (Net Asset Value)	10.84%	15.63%	14.05%	11.15%	9.81%
Dividend Builder ETF (Market Price)	11.28%	16.00%	14.32%	11.31%	9.88%

Benchmark Index:
MSCI World index (net return)	15.09%	18.51%	12.18%	9.07%	9.50%

The Fund’s total expense ratio is 1.22% and the net expense ratio is 0.65%. The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses in order to limit the Fund’s total annual operating expense to 0.65% through June 30, 2026. For the Fund’s current six-month expense ratios, please refer to the Financial Highlights section of this report.

The SmartETFs Dividend Builder ETF acquired the assets and liabilities of the predecessor mutual fund, the Guinness Atkinson Dividend Builder Fund, on March 26, 2021. As a result of the transaction, the Fund adopted the accounting and performance history of its predecessor mutual fund. Performance results shown prior to March 26, 2021, reflect the performance of the predecessor mutual fund. The Market Price returns shown prior to March 26, 2021, reflects the predecessor mutual funds’ NAV.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.SmartETFs.com, or calling (866) 307-5990.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. SmartETFs NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the Mid-Point between the Bid and Ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times.

Dividend Review

The Fund’s dividend yield at the end of the quarter was 2.17% (net of withholding tax) vs the MSCI World Index’s 2.06% (gross of withholding tax).

So far, in 2023, we have had dividend updates from 27 of our 35 holdings.

•	24 companies announced increases for their 2023 dividend vs 2022
•	2 companies announced a flat dividend
•	1 companies announced dividend cuts
•	0 companies announced dividend cancellations

Performance review

The SmartETFs Dividend Builder ETF in the first six months of 2023 produced a total return of 11.28% (in USD), versus the MSCI World Index return of 15.09% (in USD). The fund therefore underperformed by 3.81%.

Year to Date Performance Summary

• (1) Recovery Rally: Over the start of 2023, equities rallied hard with the growthiest parts of the market significantly outperforming. Higher beta areas performed particularly strongly as did the lowest quality areas of the market, as the factors which had performed worst over 2022, saw a strong reversal and led the market higher.

• (2) Market Reversal: The positive sentiment that had driven markets, quickly unwound. The rally had been led by a small number of seemingly fragile data points, but as new data emerged, investors reassessed their inflation expectations and the outlook became markedly more hawkish. With the prospect of higher rates for an extended period of time, longer duration assets were impacted the hardest, and markets retreated.

• (3) Banking Crisis: Three large bank failures in the US and the Credit Suisse rescue in Europe showed growing stress in the banking sector and highlighted the impacts of an historically stringent monetary tightening cycle. However, after a short sell-off in early March, volatility abated, and risk aversion retreated as swift liquidity support by central banks (and several takeovers) prevented a widespread escalation. Over this period, the Financials and Energy sectors performed particularly poorly, but other parts of the market (notably Healthcare & IT) saw positive performance.

• (4) AI Induced Rally: Since the end of March, a focus on Artificial Intelligence, and more specifically its potential use cases for a range of business cases, caused a sharp market rally. The largest gainers were the semiconductor names within the IT sector, as well as a range of associated sectors which have tangential exposure. It is worth noting that AI is not a new phenomenon but the launch of ChatGPT in early 2023 was the first consumer facing AI application and has therefore drawn attention to the technology. The number of S&P 500 companies citing AI on their earnings call has more than doubled over the last 6 months and, in many cases, has been richly rewarded by the market. More specifically, the optimism surrounding AI has focused on a handful of large cap names, which have driven the majority of performance (see last month’s commentary). There is growing concern that such lack of breadth is not a stable base for an enduring bull market as the largest ten names in the S&P 500 have accounted for nearly all the index’s returns until the end of May.

Where we are now? A broadening rally

On the whole, H1 2023 was a record low for US equity market breadth. Just 32% of US stocks outperformed the market, highlighting the sharp concentration of winners. EU stocks have fared slightly better, with 45% of stocks outperforming as of half-year end, but this is still well below historical averages. That said, over the month of June, the rally broadened out somewhat. As has been the case for much of the year, the technology sector continued to run, but positive performance was shared more equally amongst other sectors including Consumer Discretionary, Industrials and Materials.

Up until June, much of the AI rally had been driven by a narrow group of names, but as the macro conditions evolved and the market pricing of a recession diminished, cyclical sectors faired particularly well, allowing for a more widespread market. The consensus that a soft landing may still be possible gained conviction over June, with new data pointing to an increasingly robust US economy. Goldman Sachs now see just a 25% chance of a US recession in the next 12 months, as the regional banks have stabilized, deposit outflows have slowed, and lending volumes are up. This has been compounded by recently released data which shows that everything from GDP to new home sales and durable goods orders all beat consensus estimates. This domestic US strength gives the Fed additional room to slow the economy through further monetary tightening in an effort to get inflation under control, whilst still maintaining some economic growth and avoiding a hard landing.

In H1 2023, the Fund’s underperformance versus the MSCI World Index can be attributed to:

•	Growth outperforming Value, particularly from the more speculative areas of the market, which acted as a headwind.
•	An underweight allocation to Information Technology (15.0% vs 20.8% for the index), Consumer Discretionary (2.0% vs 10.6% for the index) and Communication Services (0.0% vs 6.9% for the index) as these have been the three best performing sectors in 2023.
•	The Fund also maintains a large overweight allocation to Consumer Staples (27.5% vs 7.8% for the index). The sector was up just 3.7% YTD and therefore this underperformance was a net drag for the Fund.
•	On a more positive note, the Fund benefited from its overweight allocation to the Industrials sector, which performed well, particularly over the last month of the quarter given a rotation towards more cyclical names. Strong stock selection from the Fund’s Industrial names including ABB (33.4%), Eaton (29.4%) and Atlas Copco (22.8%) have acted as a tailwind YTD.

Activity

We made no changes to the portfolio in the first half of the year.

Portfolio Positioning

We continue to maintain a fairly even balance between quality defensive and quality cyclical/growth companies. We have approximately 45% in quality defensive companies (e.g., Consumer Staples and Healthcare companies) and around 55% in quality cyclical or growth-oriented companies (e.g., Industrials, Financials, Consumer Discretionary, Information Technology).

While the defensive names tend to have lower beta and hold up better when markets are falling, the cyclical holdings allow the Fund to capture performance when markets are rebounding and rising. However, it is important to note that we believe that within these more cyclical sectors we are owning the ‘quality’ businesses. All the companies we seek to invest in have strong balance sheets and a history of performing well in difficult market environments. Within Financials, for example, we hold no Banks, which helps to dampen the cyclicality of our Financials, but we do own exchange groups such as CME and Deutsche Boerse (which do well in periods of market volatility as volumes tend to increase).

The Fund also has zero weighting to Energy, Utilities, Materials, Real Estate and Communication. The largest overweight is to Consumer Staples.

In terms of geographic exposure (shown below), the largest difference between the Fund and the benchmark is our exposure to the US (as measured by country of domicile). The Fund at quarter end had c.56% weighting to North America, which compares to the index at c.71%.

The largest geographic overweight remains Europe ex-UK and the UK, though we are diversified around the world with 56% in the US, 36% in Europe and 6% in Asia Pacific. Within Asia Pacific we have one company listed in Taiwan (Taiwan Semiconductor Manufacturing) and one company listed in Australia (Sonic Healthcare).

Outlook

Whilst the Fund tends to trade at a discount to the broader market, at the end of the quarter, the Fund was trading on 19.6x 2023 expected earnings; a c.9% premium to the broad market.

This slight valuation premium on a PE basis, reflects the current quality of the portfolio. The Fund continues to hold consistently highly profitable companies with strong balance sheets and pricing power to pass on higher costs. We believe there is a strong case for dividend investing in general, and particularly in low growth environments such as we are experiencing today. Further, we believe that sustainable and growing dividends may offer better opportunities than a ‘high yield’ dividend approach, as ‘high yield’ stocks can often be in more economically sensitive sectors, or sectors with greater regulatory influence, which have historically performed poorly in recessionary-type environments.

As ever, we believe our unchanging approach of focusing on quality compounders and dividend growers should continue to stand us in good stead in our search for rising income streams and long-term capital growth.

Ian Mortimer

Matthew Page

July 2023

The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund invests in small- or mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. When inflation rate is greater than expected, that markets may respond differently to changes in the inflation rate than the Advisor expects, or inflation may manifest in such a way that the Fund is unable to provide reasonable protection against inflation.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. This index is unmanaged and is not available for investment, and does not incur expenses.

The S&P 500 Index is a free float-adjusted market capitalization weighted index of the 500 largest publicly traded companies in the US. One cannot invest directly in an index

PER or P/E - Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

Earnings growth is not a measure of the Fund’s future performance.

Dividend yield is calculated by annualizing the last quarterly dividend paid and dividing it by the current share price.

Diversification does not assure a profit nor protect against loss in a declining market.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

SmartETFs Dividend Builder ETF
Schedule of Investments
at June 30, 2023 (Unaudited)

Shares	Common Stocks: 98.3%	Value
	Australia: 2.9%
33,858	Sonic Healthcare Ltd.	$802,324

	Denmark: 2.8%
4,828	Novo Nordisk A/S	777,926

	France: 5.8%
13,494	Danone SA	826,718
4,284	Schneider Electric SE	778,222
		1,604,940
	Germany: 5.7%
4,145	Deutsche Boerse AG	764,913
10,095	Henkel AG & Company KGaA	807,081
		1,571,994
	Ireland: 3.0%
9,188	Medtronic PLC	809,463

	Sweden: 2.9%
55,646	Atlas Copco	801,701

	Switzerland: 8.3%
19,717	ABB Ltd.	775,021
6,046	Nestle SA	726,871
2,546	Roche Holding AG	778,023
		2,279,915
	Taiwan: 2.7%
7,367	Taiwan Semiconductor Manufacturing Co., Ltd.	743,478

	United Kingdom: 8.2%
18,195	Diageo PLC	780,715
9,908	Reckitt Benckiser Group PLC	743,828
14,048	Unilever PLC	730,947
		2,255,490
	United States: 56.0%
5,576	AbbVie Inc.	751,254
11,293	Aflac Inc.	788,251
3,645	Arthur J Gallagher & Co.	800,333
1,019	BlackRock Inc.	704,272
872	Broadcom Inc.	756,399
14,611	Cisco Systems Inc.	755,973
3,967	CME Group Inc.	735,045
3,960	Eaton Corp. PLC	796,356
8,971	Emerson Electric Co.	810,889
3,204	Illinois Tool Works Inc.	801,513
4,667	Johnson & Johnson	772,482
2,213	Microsoft Corp.	753,615
10,624	Mondelez International Inc.	774,915
9,160	Otis Worldwide Corp.	815,332

The accompanying notes are an integral part of these financial statements.

SmartETFs Dividend Builder ETF

Schedule of Investments

at June 30, 2023 (Unaudited)

Shares	Common Stocks: 98.3%	Value
	Common Stocks (Continued)
	United States (Continued)
6,925	Paychex Inc.	$774,700
3,924	PepsiCo Inc.	726,803
5,242	Procter & Gamble Co/The	795,421
4,379	Texas Instruments Inc.	788,308
12,715	The Coca-Cola Co. - ADR	765,697
39,787	VF Corp.	759,534
		15,427,092

	Total Common Stocks (Cost $21,300,016)	27,074,323

	Total Investments in Securities (Cost $21,300,016): 98.3%	27,074,323
	Other Assets less Liabilities: 1.7%	475,408
	Total Net Assets - 100.0%	$27,549,731

ADR - American Depository Receipt
PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

SmartETFs Dividend Builder ETF

Schedule of Investments

at June 30, 2023 (Unaudited)

Industry Breakdown	Percent of Total Net Assets
Common Stocks
Consumer, Non-cyclical	44.9%
Industrial	20.3%
Financial	13.8%
Technology	13.8%
Consumer, Cyclical	2.8%
Communications	2.7%
Total Investments	98.3%
Other Assets in Excess of Liabilities	1.7%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF ASSETS AND LIABILITIES

at June 30, 2023 (Unaudited)

	Smart Transportation & Technology ETF	Advertising & Marketing Technology ETF	Sustainable Energy II ETF
Assets:
Investments in securities, at cost	$11,904,811	$1,961,009	$5,400,508
Investments in securities, at value	$12,653,420	$1,107,655	$5,284,704
Cash	359,374	105,134	275,628
Receivables:
Investment securities sold	-	-	49,906
Dividends receivable	21,244	300	7,908
Tax reclaim	21,849	-	2,519
Due from Advisor, net	-	9,554	10,471
Prepaid expense	-	7,021	7,459
Total Assets	$13,055,887	$1,229,664	$5,638,595

Liabilities:
Due to Advisor, net	3,664	-	3,678
Accrued administration fees	-	133	125
Audit fees	16,239	5,603	6,529
CCO fees	698	608	616
Custody fees	-	7,907	11,195
Fund Accounting fees	-	8,497	9,804
Legal fees	1,457	448	501
Miscellaneous fees	-	3,634	1,057
Printing fees	-	277	693
Transfer Agent fees	-	7,399	7,447
Trustee fees	94	88	105
Total Liabilities	22,152	34,594	41,750

Net Assets	$13,033,735	$1,195,070	$5,596,845
Composition of Net Assets:
Paid-in capital	$11,998,749	$2,290,570	$5,787,554
Total distributable earnings (loss)	1,034,986	(1,095,500)	(190,709)
Net Assets	$13,033,735	$1,195,070	$5,596,845

Number of shares issued and outstanding
(unlimited number of shares authorized, no par	300,002	80,001	180,000
Net Asset Value, Offering and Redemption Price
Per Share	$43.45	$14.94	$31.09

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF ASSETS AND LIABILITIES

at June 30, 2023 (Unaudited)

	Asia Pacific Dividend Builder ETF	Dividend Builder ETF
Assets:
Investments in securities, at cost	$2,759,958	$21,300,016
Investments in securities, at value	$3,123,981	$27,074,323
Cash	61,836	534,428
Foreign currency, at value (Cost $4 and $0, respectively)	4	-
Receivables:
Dividends receivable	13,396	22,820
Tax reclaim	-	77,536
Due from Advisor, net	9,340	-
Prepaid expenses	5,163	8,194
Total Assets	$3,213,720	$27,717,301

Liabilities:
Deferred foreign tax liability	1,495	-
Dividend payable	27,877	130,788
Due to Advisor, net	-	1,672
Accrued administration fees	147	360
Audit fees	6,405	6,231
CCO fees	300	213
Custody fees	14,599	7,619
Fund Accounting fees	9,964	9,030
Legal fees	543	207
Miscellaneous fees	2,472	2,066
Printing fees	3,106	3,047
Transfer Agent fees	6,585	6,065
Trustee fees	360	272
Total Liabilities	73,853	167,570

Net Assets	$3,139,867	$27,549,731

Composition of Net Assets:
Paid-in capital	$2,707,517	$21,475,992
Total distributable earnings	432,350	6,073,739
Net Assets	$3,139,867	$27,549,731

Number of shares issued and outstanding
(unlimited number of shares authorized, no par value)	232,305	1,089,899
Net Asset Value, Offering and Redemption Price Per Share	$13.52	$25.28

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2023 (Unaudited)

	Smart Transportation & Technology ETF	Advertising &Marketing Technology ETF	Sustainable Energy II ETF
Investment Income:
Dividends*	$131,548	$786	$36,306
Total income	131,548	786	36,306

Expenses:
Advisory fees	37,810	3,916	21,552
Transfer agent fees and expenses	-	7,439	10,851
Fund accounting fee and expenses	-	18,094	18,073
Administration fees	-	276	1,309
Custody fees and expenses	-	7,439	12,733
Audit fees	6,572	5,595	7,028
Legal fees	1,720	682	1,557
Listing fees	-	4,711	4,711
Printing	-	1,687	4,016
Trustees' fees and expenses	2,852	2,092	2,259
Insurance	-	89	205
CCO fees and expenses	3,684	2,693	2,909
Miscellaneous	-	4,111	831
Total expenses	52,638	58,824	88,034
Less: fees waived and expenses absorbed	(14,828)	(54,908)	(66,482)
Net expenses	37,810	3,916	21,552
Net Investment Income (Loss)	93,738	(3,130)	14,754

Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency
Net realized gain (loss) on:
Investments	121,110	(15,751)	72,374
Investments in-kind	200,859	(30,146)	-
Foreign Currency	(1,611)	(49)	(600)
	320,358	(45,946)	71,774
Net change in unrealized appreciation (depreciation) on:
Investments	2,340,159	258,899	369,867
Foreign Currency	(232)	(1)	170
	2,339,927	258,898	370,037
Net realized and unrealized gain on investments and foreign
currency	2,660,285	212,952	441,811
Net Increase in Net Assets Resulting from Operations	$2,754,023	$209,822	$456,565

*	Net of foreign taxes withheld of $16,013, $220 and $4,857, respectively.

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2023 (Unaudited)

	Asia Pacific Dividend Builder ETF	Dividend Builder ETF
Investment Income:
Dividends*	$57,234	$336,404
Total income	57,234	336,404

Expenses:
Advisory fees	12,194	52,511
Transfer agent fees and expenses	7,439	7,439
Fund accounting fee and expenses	20,107	20,205
Administration fees	780	7,301
Custody fees and expenses	20,012	10,851
Audit fees	6,447	6,447
Legal fees	1,251	10,802
Listing fees	4,711	4,711
Printing	4,413	5,064
Trustees' fees and expenses	2,201	3,296
Insurance	163	914
CCO fees and expenses	2,833	4,243
Miscellaneous	1,053	1,205
Total expenses	83,604	134,989
Less: fees waived and expenses absorbed	(70,923)	(59,139)
Net expenses	12,681	75,850
Net investment income	44,553	260,554

Realized and Unrealized Gain (Loss) on Investments and Foreign
Currency
Net realized gain (loss) on:
Investments	5,138	231,337
Investments in-kind	70,298	-
Foreign Currency	(48)	1,384
	75,388	232,721
Net change in unrealized appreciation (depreciation) on:
Investments	16,238	1,928,694
Deferred foreign taxes	(410)	-
Foreign Currency	(134)	1,438
	15,694	1,930,132
Net realized and unrealized gain on investments and foreign currency	91,082	2,162,853
Net Increase in Net Assets from Operations	$135,635	$2,423,407

*	Net of foreign taxes withheld of $4,525 and $22,742, respectively.

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF CHANGES IN NET ASSETS

	Smart Transportation & Technology ETF
	Six Months Ended June 30, 2023†	Year Ended December 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations:
Net Investment income	$93,738	$161,898
Net realized gain (loss) on:
Investments	121,110	(126,845)
Investments in-kind	200,859	330,295
Foreign Currency	(1,611)	(6,053)
Net change in unrealized appreciation (depreciation) on:
Investments	2,340,159	(4,795,176)
Foreign Currency	(232)	165
Net Increase (Decrease) in Net Assets Resulting from Operations	2,754,023	(4,435,716)

Distributions to shareholders:
Dividends and distributions	-	(237,271)
Return of Capital	-	(8,731)
Total distribution to shareholders	-	(246,002)

Capital Transactions:
Proceeds from shares sold	971,580	-
Transaction fees	850	1,016
Cost of shares redeemed	(892,703)	(1,727,720)
Net change in Net Assets from Capital Transactions	79,727	(1,726,704)

Total Increase (Decrease) in Net Assets	2,833,750	(6,408,422)

Net Assets:
Beginning of period	10,199,985	16,608,407
End of period	$13,033,735	$10,199,985

Capital Share Activity:
Shares sold	25,000	-
Shares issued on reinvestment	-	-
Shares redeemed	(25,000)	(50,000)
Net Decrease in Share Transactions	-	(50,000)

†	Unaudited

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF CHANGES IN NET ASSETS

	Advertising & Marketing Technology ETF		Sustainable Energy II ETF
	Six Months Ended June 30, 2023†	Year Ended December 31, 2022	Six Months Ended June 30, 2023†	Year Ended 2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations:
Net Investment income (loss)	$(3,130)	$(9,091)	$14,754	$16,905
Net realized gain (loss) on:
Investments	(15,751)	(190,277)	72,374	(88,858)
Investments in-kind	(30,146)	(68,171)	-	-
Foreign Currency	(49)	(170)	(600)	(385)
Net change in unrealized appreciation (depreciation) on:
Investments	258,899	(1,234,267)	369,867	(647,209)
Foreign Currency	(1)	3	170	(90)
Net Increase (Decrease) in Net Assets Resulting from Operations
	209,822	(1,501,973)	456,565	(719,637)

Distributions to shareholders:
Net dividend and distributions	-	-	-	(66,600)
Total distributions to shareholders	-	-	-	(66,600)

Capital Transactions:
Proceeds from shares sold	-	670,890	-	-
Transaction fees	352	2,127	-	-
Cost of shares redeemed	(141,350)	(738,428)	-	-
Net change in Net Assets from Capital Transactions	(140,998)	(65,411)	-	-

Total Increase (Decrease) in Net Assets	68,824	(1,567,384)	456,565	(786,237)

Net Assets:
Beginning of period	1,126,246	2,693,630	5,140,280	5,926,517
End of period	$1,195,070	$1,126,246	$5,596,845	$5,140,280

Capital Share Activity:
Shares sold	-	50,000	-	-
Shares redeemed	(10,000)	(60,000)	-	-
Net Decrease in Share Transactions	(10,000)	(10,000)	-	-

†	Unaudited

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF CHANGES IN NET ASSETS

	Asia Pacific Dividend Builder ETF		Dividend Builder ETF
	Six Months Ended June 30, 2023†	Year Ended December 31, 2022	Six Months Ended June 30, 2023†	Year Ended December 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations:
Net Investment income	$44,553	$132,397	$260,554	$438,468
Net realized gain (loss) on:
Investments	5,138	6,321	231,337	847,502
Investments in-kind	70,298	-
Deferred foreign taxes	-	(7)	-	-
Foreign Currency	(48)	(1,499)	1,384	(2,653)
Net change in unrealized appreciation (depreciation) on:
Investments	16,238	(867,796)	1,928,694	(3,563,209)
Deferred foreign taxes	(410)	13,337	-	-
Foreign Currency	(134)	(36)	1,438	(1,419)
Net Increase (Decrease) in Net Assets Resulting from Operations	135,635	(717,283)	2,423,407	(2,281,311)

Distributions to shareholders:
Net dividend and distributions	(34,846)[t]	(100,349)	(233,077)	(1,246,562)
Total distribution to shareholders	(34,846)[t]	(100,349)	(233,077)	(1,246,562)

Capital Transactions:
Proceeds from shares sold	-	-	4,416,096	-
Transaction fees	555	-	-	-
Cost of shares redeemed	(362,310)	-	-	-
Net change in net assets from capital transactions	(361,755)	-	4,416,096	-
Total Increase (Decrease) in Net Assets	(260,966)	(817,632)	6,606,426	(3,527,873)

Net Assets:
Beginning of period	3,400,833	4,218,465	20,943,305	24,471,178
End of period	$3,139,867	$3,400,833	$27,549,731	$20,943,305

Capital Share Activity:
Shares sold	-	-	180,000	-
Shares redeemed	(25,000)	-	-	-
Net Increase (Decrease) in Share Transactions	(25,000)	-	180,000	-

†	Unaudited

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

			Year Ended December 31,
Smart Transportation & Technology ETF	Six Months Ended June 30, 2023†		2022	2021	2020	For the Period November 14, 2019*
Net asset value, beginning of period	$34.00		$47.45	$40.74	$26.36	$25.00

Income from investment operations:
Net investment income	0.31		0.56	0.44	0.06	0.02
Net realized and unrealized gain (loss) on investments and foreign currency
	9.14		(13.19)	6.53	15.42	1.34
Total from investment operations	9.45		(12.63)	6.97	15.48	1.36

Less distributions:
From Net investment income	-		(0.77)	(0.22)	(0.08)	-
From Realized gain	-		(0.02)	(0.04)	(1.02)	-
From Return of Capital	-		(0.03)	-	-	-
Total distributions	-		(0.82)	(0.26)	(1.10)	-

Net asset value, end of period	$43.45		$34.00	$47.45	$40.74	$26.36

Total return	27.79	%(1)	(26.77%)	17.12%	59.08%	5.43	%(1)

Ratios/Supplemental Data:
Net assets, end of period (millions)	$13.0		$10.2	$16.6	$7.1	$2.6

Ratio of expenses to average net assets:
Before fee waived	0.95	%(2)	0.92%	0.88%	1.51%	3.87	%(2)
After fees waived	0.68	%(2)	0.68%	0.68%	0.68%	0.68	%(2)

Ratio of net investment income (loss) to average net assets:
Before fees waived	1.41	%(2)	1.06%	0.87%	(0.45%)	(2.44	%)(2)
After fees waived	1.68	%(2)	1.30%	1.07%	0.38%	0.75	%(2)

Portfolio turnover rate (3)	11.70	%(1)	4.84%	12.20%	16.10%	0.00	%(1)

†	Unaudited
*	Commencement of operations.
(1)	Not annualized.
(2)	Annualized.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period.

			Year Ended December 31,
Advertising & Marketing Technology ETF	Six Months Ended June 30, 2023†		2022	2021	For the Period December 31, 2020*
Net asset value, beginning of period	$12.51		$26.94	$25.25	$25.25

Income from investment operations:
Net investment income (loss)	(0.04)		(0.10)	(0.16)	-
Net realized and unrealized gain (loss) on investments and foreign currency
	2.47		(14.33)	1.85	-
Total from investment operations	2.43		(14.43)	1.69	-

Less distributions:
From Net investment income	-		-	-	-
From Realized gain	-		-	-	-
From Return of Capital	-		-	-	-
Total distributions	-		-	-	-

Net asset value, end of period	$14.94		$12.51	$26.94	$25.25

Total return	19.42	%(1)	(53.56%)	6.69%	0.00	%(1)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,195		$1,126	$2,694	$252

Ratio of expenses to average net assets:
Before fee waived	10.20	%(2)	7.51%	4.90%	810.45	%(2)
After fees waived	0.68	%(2)	0.68%	0.68%	0.68	%(2)

Ratio of net investment income (loss) to average net assets:
Before fees waived	(10.06	%)(2)	(7.37%)	(4.82%)	(810.45	%)(2)
After fees waived	(0.54	%)(2)	(0.54%)	(0.60%)	0.68	%(2)
Portfolio turnover rate (3)	0.00	%(1)	22.10%	21.14%	0.00	%(1)

†	Unaudited
*	Commencement of operations.
(1)	Not annualized.
(2)	Annualized.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period.

	Six Months Ended		Year Ended December 31,		For the Period November
Sustainable Energy II ETF	June 30, 2023†		2022	2021	11, 2020*

Net asset value, beginning of period	$28.56		$32.93	$30.16	$25.48

Income from investment operations:
Net investment income (loss)	0.09		0.10	0.08	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency
	2.44		(4.10)	3.56	4.69
Total from investment operations	2.53		(4.00)	3.64	4.68

Less distributions:
From Net investment income	-		(0.08)	(0.09)	-
From Realized gain	-		(0.29)	(0.78)	-
Total distributions	-		(0.37)	(0.87)	-
Net asset value, end of period	$31.09		$28.56	$32.93	$30.16

Total return	8.86	%(1)	(12.23%)	12.11%	18.37	%(1)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$5,597		$5,140	$5,927	$905

Ratio of expenses to average net assets:
Before fee waived	3.23	%(2)	3.29%	2.84%	30.82	%(2)
After fees waived	0.79	%(2)	0.79%	0.79%	0.78	%(2)

Ratio of net investment income (loss) to average net assets:
Before fees waived	(1.90	%)(2)	(2.17%)	(1.76%)	(30.22	%)(2)
After fees waived	0.54	%(2)	0.33%	0.29%	(0.18	%)(2)

Portfolio turnover rate (3)	10.15	%(1)	19.02%	24.21%	4.55	%(1)

†	Unaudited
*	Commencement of operations.
(1)	Not annualized.
(2)	Annualized.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

			Year Ended December 31,
Asia Pacific Dividend Builder ETF	Six Months Ended June 30, 2023†		2022	2021	2020		2019	2018
Net asset value, beginning of period	$13.22		$16.39	$16.92	$16.58		$14.22	$17.85

Investment operations:
Net investment income	0.19		0.51	0.96	0.37		0.51	0.49
Net realized and unrealized gain (loss) on investments and
foreign currency	0.26		(3.29)	0.84	1.84		2.35	(3.36)
Total from investment operations	0.45		(2.78)	1.80	2.21		2.86	(2.87)

Less distributions to Shareholders:
From net investment income	(0.15)		(0.39)	(0.89)	(0.38)		(0.50)	(0.77)
From realized gain	-		-	(1.44)	(1.49)		-	-
Total distributions	(0.15)		(0.39)	(2.33)	(1.87)		(0.50)	(0.77)

Redemption fee proceeds	-		-	-	-		- (1)	0.01

Net asset value, end of period	$13.52		$13.22	$16.39	$16.92		$16.58	$14.22

Total return	3.40	%(2)	(16.92%)	11.27%	13.90%		20.33%	(16.42%)

Ratios/Supplemental Data:
Net assets, end of period (millions)	$3.1		$3.4	$4.2	$4.2		$4.7	$4.2

Ratio of expenses to average net assets:
Before fee waived	5.14	%(3)	4.94%	3.55%	3.00%		4.02%	3.27%
After fees waived(4)	0.78	%(3)	0.78%	0.86%	1.11	%(5)	1.10%	1.12	%(5)
Ratio of net investment income (loss) to average net assets:
Before fees waived	(1.62	%)(3)	(0.51%)	(0.04%)	0.98%		0.34%	0.89%
After fees waived	2.74	%(3)	3.64%	2.65%	2.87%		3.26%	3.04%
Portfolio turnover rate (6)	3.27	%(2)	7.27%	27.21%	217.65%		32.99%	23.38%

†	Unaudited
(1)	Amount represents less than $0.01 per share.
(2)	Not annualized.
(3)	Annualized.
(4)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.78%, excluding interests expenses, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. Includes financial information of the predecessor mutual fund for the period prior to March 27, 2021. The predecessor mutual fund's expense cap was 1.10%. See Note 7.
(5)	If interest expense had been excluded, expenses would have been lowered by 0.01%, 0.02% for the year ended December 31, 2020, and 2018, respectively.
(6)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

			Year Ended December 31,
Dividend Builder ETF	Six Months Ended June 30, 2023†		2022	2021	2020	2019	2018
Net asset value, beginning of period	$23.02		$26.89	$22.77	$20.74	$16.91	$18.09

Investment operations:
Net investment income	0.30		0.49	0.50	0.45	0.49	0.44
Net realized and unrealized gain (loss) on investments and foreign currency	2.19		(2.99)	4.78	2.00	3.97	(1.17)
Total from investment operations	2.49		(2.50)	5.28	2.45	4.46	(0.73)

Less distributions to Shareholders:
Net investment income	(0.23)		(0.44)	(0.48)	(0.42)	(0.50)	(0.45)
Realized gain	-		(0.93)	(0.68)	- (1)	(0.13)	-
Total distributions	(0.23)		(1.37)	(1.16)	(0.42)	(0.63)	(0.45)

Net asset value, end of period	$25.28		$23.02	$26.89	$22.77	$20.74	$16.91

Total return	10.84	%(2)	(9.39%)	23.60%	12.26%	26.71%	(4.14%)

Ratios/Supplemental Data:
Net assets, end of period (millions)	$27.5		$20.9	$24.5	$22.1	$12.9	$8.5

Ratio of expenses to average net assets:
Before fee waived	1.16	%(3)	1.22%	1.04%	1.56%	1.98%	2.00%
After fees waived(4)	0.65	%(3)	0.65%	0.66%	0.68%	0.68%	0.68%

Ratio of net investment income to average net assets:
Before fees waived	1.72	%(3)	1.43%	1.56%	1.43%	1.30%	1.12%
After fees waived	2.23	%(3)	2.00%	1.94%	2.31%	2.60%	2.44%

Portfolio turnover rate (5)	5.57	%(2)	20.66%	18.47%	11.48%	18.51%	23.71%

†	Unaudited
(1)	Amount represents less than $0.01 per share.
(2)	Not annualized.
(3)	Annualized.
(4)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.65%, excluding interests expenses, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. Includes financial information of the predecessor mutual fund for the period prior to March 27, 2021. The predecessor mutual fund's expense cap was 0.68%. See Note 7.

(5)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization

Guinness Atkinson™ Funds (the “Trust”), was organized on April 28, 1997 as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust comprises of twelve separate series portfolios, each of which has unique investment objectives and strategies. This report covers five series, which are operated as exchange-traded funds (“ETFs”): SmartETFs Smart Transportation & Technology ETF (“Smart Transportation & Technology ETF”), SmartETFs Advertising & Marketing Technology ETF (“Advertising & Marketing Technology ETF”), SmartETFs Sustainable Energy II ETF (“Sustainable Energy II ETF”), SmartETFs Asia Pacific Dividend Builder ETF (“Asia Pacific Dividend Builder ETF”) and SmartETFs Dividend Builder ETF (“Dividend Builder ETF”) (individually each a “Fund” or collectively the “Funds”). Each Fund is a diversified fund. The investment objective of the Smart Transportation & Technology ETF is long term capital appreciation from investments involved in the manufacture, development, distribution, and servicing of autonomous or electric vehicles. The investment objective of the Advertising & Marketing Technology ETF is long term capital appreciation by investing in publicly-traded equity securities of domestic and foreign companies across multiple sectors that are involved in the development, production or deployment of more targeted and/or more efficient advertising or marketing services. The investment objective of the Sustainable Energy ETF is long term capital appreciation by investing in equity securities of companies that provide or support alternative or renewable sources of energy. The investment objective of the Asia Pacific Dividend Builder ETF is to provide investors with dividend income and long-term capital growth. The investment objective of the Dividend Builder ETF is to seek a moderate level of current income and consistent dividend growth at rate that exceeds inflation. Smart Transportation & Technology ETF commenced operations on November 14, 2019. Advertising & Marketing Technology ETF commenced operations on December 31, 2020. Sustainable Energy II ETF commenced operations on November 11, 2020. The Asia Pacific Dividend Builder ETF and the Dividend Builder ETF commenced operations on March 27, 2021.

The Asia Pacific Dividend Builder ETF and the Dividend Builder ETF became a series of the Trust as of March 27, 2021 following the tax-free reorganization of the Guinness Atkinson Asia Pacific Dividend Fund and the Guinness Atkinson Dividend Builder Fund (each a “Predecessor Mutual Fund” and collectively the “Predecessor Mutual Funds”). The Agreement and Plan of Reorganization was approved by the Board of the Trust on May 14, 2020. As a result of the reorganization, the Funds assumed the performance and accounting history of the Predecessor Mutual Funds. Financial information included for the dates prior to the reorganization is that of the Predecessor Mutual Funds.

Note 2 - Significant Accounting Policies

The Funds are an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Securities Valuations. Securities of the Funds that are traded on a principal exchange (U.S. or foreign) or NASDAQ are valued at the official closing price on each day that the exchanges are open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Funds’ Valuation Committee in accordance with procedures established by the Board of Trustees. Short term investments are stated at cost, combined with accrued interest, which approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

NOTES TO FINANCIAL STATEMENTS (Continued)

Foreign Currency Transactions. The accounting records of the Funds are maintained in U.S. dollars. Financial instruments and other assets and liabilities of the Funds denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in values to financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates. The Funds may be subject to foreign taxes related to foreign income received, capital gains on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invests.

Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that each Fund limits its illiquid investments that are investments to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Adviser, at any time determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Adviser will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Realized gains and losses from securities transactions are calculated using the identified cost method.

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. The Funds may be subject to foreign taxation related to capital gains on the sale of securities in the foreign jurisdictions in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that may be payable if securities were disposed of on the valuation date.

Allocation of Expenses. Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in the Trust in proportion to their respective assets or another appropriate method.

Use of Estimates. The preparation of financial statements in conformity with U.S. accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no federal income tax or excise provision is required. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

NOTES TO FINANCIAL STATEMENTS (Continued)

Management of the Funds have evaluated tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax period/year ended December 31, 2020-2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Indemnifications. Under the Trust's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

Note 3 – Valuation of Investments

The Funds utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

NOTES TO FINANCIAL STATEMENTS (Continued)

The following table summarizes the market value of the Funds’ investments as of June 30, 2023, based on the inputs used to value them:

Smart Transportation & Technology ETF*
Investments	Level 1	Level 2	Level 3
Common Stocks	$12,381,335	$-	$-
Preferred Stocks	272,085	-	-
Total	$12,653,420	$-	$-

Advertising & Marketing Technology ETF*
Investments	Level 1	Level 2	Level 3
Common Stocks	$1,107,655	$-	$-
Total	$1,107,655	$-	$-

Sustainable Energy II ETF*
Investments	Level 1	Level 2	Level 3
Common Stocks	$5,284,704	$-	$-
Total	$5,284,704	$-	$-

Asia Pacific Dividend Builder ETF*
Investments	Level 1	Level 2	Level 3
Common Stocks	$3,123,981	$-	$-
Total	$3,123,981	$-	$-

Dividend Builder ETF*
Investments	Level 1	Level 2	Level 3
Common Stocks	$27,074,323	$-	$-
Total	$27,074,323	$-	$-

*	Please refer to the Schedule of Investments for Industry break out.

Note 4 – Capital Share Transactions

Shares are created and redeemed by the ETFs only in Creation Unit size aggregations of 25,000 Shares for the Smart Transportation & Technology ET and the Asia Pacific Dividend Builder ETF, 20,000 Shares for Dividend Builder ETF and 10,000 Shares for the Advertising & Marketing Technology ETF and the Sustainable Energy II ETF. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the ETFs. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transactions to the NAV per unit of the ETFs on the transaction date. Both purchases and redemptions of Creation Units are subject to a Transaction Fee.

NOTES TO FINANCIAL STATEMENTS (Continued)

Note 5 - Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the period ended June 30, 2023, were as follows:

	Purchases	Sales
Smart Transportation & Technology ETF	$518,686	$522,355
Advertising & Marketing Technology ETF	-	81,618
Sustainable Energy II ETF	527,830	547,568
Asia Pacific Dividend Builder ETF	106,516	229,820
Dividend Builder ETF	1,585,901	1,282,724

Purchases, sales, and realized gain/(loss) of in-kind transactions for the period ended June 30, 2023, were as follows:

	In-Kind Purchases	In-kind Sales	Gain/(Loss)
Smart Transportation & Technology ETF	$825,626	$765,644	$200,859
Advertising & Marketing Technology ETF	-	101,150	(30,146)
Sustainable Energy II ETF	-	-	-
Asia Pacific Dividend Builder ETF	-	235,367	70,298
Dividend Builder ETF	4,317,176-	-	-

Note 6 – Principal Risks

The ETFs are subject to the risks common to all ETFs that invest in equity securities and foreign securities. Investing in the ETFs may be more risky than investing in an ETF that invests only in U.S. securities due to the increased volatility of foreign markets.

Autonomous/Electric Vehicle Risk. Autonomous and/or electric vehicles are a relatively new development in transportation markets. They could fail to “catch on” with consumers in a meaningful way and could suffer technical problems, supply or demand shortfalls, or be supplanted by other technologies.

Technology Risk. The technologies used by autonomous and electric vehicles and their support systems, such as software, grids, networks, fuel and batteries, may be unproven, susceptible to obsolescence or subject to future regulation in countries or locations of deployment.

Cybersecurity Risk. Technologies created or deployed for Smart Transportation, including for vehicles or drive systems as well as for networks and intelligent roadways, may be subject to greater cybersecurity risk than other companies.

Product Risk. Companies creating products and technologies for autonomous or electric transportation, for passenger, commercial or freight usage, face considerable competition.

Product Regulation Risk. Autonomous vehicles and their networks may be subject to multiple levels of regulation including local regulations and operating restrictions.

Foreign Securities Risk. Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

NOTES TO FINANCIAL STATEMENTS (Continued)

Advertising & Marketing Technology Risk. While there are some well-established Advertising and Marketing Technology companies, technology is advancing rapidly, and Advertising and Marketing Technology companies are subject to intense competition. The barriers to entry into some of these businesses are relatively low and there are a number of smaller competitors in the field that have the ability to disrupt these businesses. Some of the technology is unproven and subject to cybersecurity threats. Changes in data protection standards and regulation could also affect these companies. Both Advertising and Marketing Technology applications may converge in the future with transaction activity, such as banking or payments, which may be heavily regulated. These factors may mean more rapid software or technological obsolescence as compared to traditional technology companies, and that the business models for some Advertising or Marketing Technology companies may change or these companies may become defunct rapidly.

Industry Risk. Prices of energy, whether traditional or sustainable, may fluctuate or decline due to many factors, including international political or economic developments, real or perceived, demand for energy and sustainable energy, production and distribution policies of OPEC (Organization of Petroleum Exporting Countries) and other oil-producing countries, energy conservation projects, changes in governmental regulations affecting companies in the energy business or related lines of business, including Sustainable

Energy companies, changes in technology affecting Sustainable Energy, and changes in tax regulations relating to energy. A decline in energy prices would likely have a negative effect on securities held by the Fund. The Fund’s focus on sustainable energy businesses exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among various industries or sectors.

Pandemic Risk. In 2020, markets globally were impacted by the Covid-19 pandemic, which is ongoing. The pandemic adversely affected industries, including supply chains, as well as general financial conditions, and has resulted in shutdowns and economic stimulus packages. Total economic effects of Covid-19 cannot be predicted. Covid-19 may continue in the foreseeable future and could adversely affect companies in the Funds’ portfolio, including by affecting their willingness or ability to pay dividends, which could negatively impact stock prices as well as yield.

Note 7 - Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the “Adviser”), under which the Adviser provides the Funds with investment management services. The Adviser furnishes all necessary office facilities, equipment and personnel for servicing the investments of the Funds.

Pursuant to the investment advisory agreement between Smart Transportation & Technology ETF and the Adviser, the Fund pays the Adviser an annual advisory fee rate of 0.68% of its average daily net assets and the Adviser has agreed to pay all expenses of the Fund, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of the Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to the Advisor. The Smart Transportation & Technology ETF is responsible for other expenses not assumed by the Adviser, including brokerage expenses in connection with portfolio transactions or creation/redemption transactions, legal fees, compensation and expenses of the Board of Trustees, compensation and expenses of the Trust’s CCO, extraordinary expenses, distribution fees and expenses, interest, taxes, in addition to the advisory fee.

NOTES TO FINANCIAL STATEMENTS (Continued)

The Advertising & Marketing Technology ETF pays the Adviser 0.68%, the Sustainable Energy II ETF pays the Adviser 0.79%, the Asia Pacific Dividend Builder ETF pays the Adviser 0.75%, and the Dividend Builder ETF pays the Adviser 0.45% an annual advisory fee rate based on each Fund’s average daily net assets.

The Adviser has contractually agreed to limit each Fund’s total operating expenses by reducing all or a portion of its fees and reimburse the Funds for expenses (excluding interest, taxes, acquired fund fees and expenses (as defined in Form N-1A), dividends on short positions, brokerage expenses, and extraordinary expenses) so that its ratio of expenses to average daily net assets will not exceed the following levels:

	Annual Expense Limitation	Expiration Date
Smart Transportation & Technology ETF	0.68%	June 30, 2026
Advertising & Marketing Technology ETF	0.68%	June 30, 2026
Sustainable Energy II ETF	0.79%	June 30, 2026
Asia Pacific Dividend Builder ETF	0.78%	June 30, 2026
Dividend Builder ETF	0.65%	June 30, 2026

Penserra Capital Management, LLC (“Penserra”) serves as the Funds’ sub-adviser. Penserra is compensated by the Adviser and does not receive payments from the Funds.

Foreside Fund Services, LLC, a Delaware limited liability company, (the “Distributor”) serves as the Funds’ principal underwriter and distributor of Creation Units pursuant to a distribution agreement. The Distributor does not maintain any secondary market in ETF Shares.

Mutual Fund Administration, LLC (the “Administrator”) serves as the Funds’ administrator under an administration agreement.

Brown Brothers Harriman & Co. (the “Custodian”, “Transfer Agent” and “Fund Accounting agent”) serves as the Funds’ custodian, transfer agent and fund accounting agent.

Foreside Fund Officer Services, LLC provides Chief Compliance Officer (“CCO”) services to the Funds’. The fees paid for CCO services for the period ended June 30, 2023, are reported on the Statements of Operations.

The fees paid to non-interested Trustees for the period ended June 30, 2023 are reported on the Statements of Operations.

Certain officers of the Trust are also officers and/or Directors of the Adviser and the Administrator. None of these officers are compensated directly by the Funds.

Note 8 – Distribution Plan

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act which permits the Funds to pay Rule 12b-1 fees not to exceed 0.10% per year of each Fund’s average daily net assets. The Board of Trustees has not authorized the Funds to make payments under the Distribution Plan. Currently, no payment is being made by the Funds.

NOTES TO FINANCIAL STATEMENTS (Continued)

Note 9 – Tax Matters

At June 30, 2023, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	Smart Transportation & Technology ETF	Advertising & Marketing Technology ETF	Sustainable Energy II ETF
Tax cost of investments	$11,904,811	$1,961,009	$5,400,508
Gross tax unrealized appreciation	$2,218,986	$73,796	$625,215
Gross tax unrealized depreciation	(1,470,377)	(927,150)	(741,019)
Net tax unrealized appreciation (depreciation)	748,609	(853,354)	(115,804)

	Asia Pacific Dividend Builder ETF	Dividend Builder ETF
Tax cost of investments	$2,759,958	$21,300,016
Gross tax unrealized appreciation	$648,488	$6,506,666
Gross tax unrealized depreciation	(284,465)	(732,359)
Net tax unrealized appreciation (depreciation)	364,023	5,774,307

The difference between cost basis for financial statements and federal income tax purposes was due primarily due to the tax deferral of losses from wash sales and tax treatment of passive foreign investment companies.

As of December 31, 2022, the Smart Transportation & Technology ETF and the Advertising & Marketing Technology ETF had long-term capital loss carryforwards with no expiration of $4,030, $40,985, respectively.

For the year ended December 31, 2022, the Advertising & Marketing Technology ETF utilized capital loss carryforward of $2,792.

Note 10 - Recently Issued Accounting Pronouncements

In June 2022, FASB issued Accounting Standards Update No. 2022-03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. For RICs, such as the Fund, ASU 2022-03 will be applicable to equity securities with contractual sale restrictions executed, or modified, after the date of adoption. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Note 11 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Funds may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Funds’ performance, the performance of the securities in which the Funds invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Funds’ investments is not reasonably estimable at this time. Management is actively monitoring these events.

NOTES TO FINANCIAL STATEMENTS (Continued)

Note 12 - Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding a subsequent event which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions and has determined that there were no events or transactions that occurred through the date of issuance of the Funds’ financial statements.

Supplemental Information

Board Consideration of Investment Advisory and Sub-Advisory Agreements

At a board meeting held on May 15, 2023, the Board of Trustees (the “Trustees” or the “Board”) of Guinness Atkinson Funds (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and the Adviser and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Penserra Capital Management LLC (the “Sub-Adviser”) with respect to the SmartETFs Smart Transportation & Technology ETF, SmartETFs Advertising & Marketing Technology ETF and SmartETFs Sustainable Energy II ETF. The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to below as the “Fund Advisory Agreements.” In approving each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such approval was in the best interests of the Funds in light of the extent and quality of the services to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

At the meeting, the Trustees discussed with counsel to the Trust and independent legal counsel to the Independent Trustees, their fiduciary duties under the 1940 Act in reviewing the Fund Advisory Agreements and their obligation to obtain and review information relevant and necessary to their consideration of the Fund Advisory Agreements. The Trustees received a memorandum summarizing the duties of the Trustees under, and the fiduciary standards established by, the 1940 Act and applicable state law, legislative and regulatory guidance, and judicial precedent with respect to evaluating the reasonableness of fees and interpretation of the applicable fiduciary standards.

To assist the Board in its evaluation of the Fund Advisory Agreements, the Independent Trustees received a separate report from each of the Adviser and the Sub-Adviser in advance of the Meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services provided by the Adviser and the Sub-Adviser to the Funds (including the relevant personnel responsible for these services and their experience); the fee rate or management fee rate payable by the Funds as compared to fees charged to a relevant peer group of each Fund and as compared to fees charged to other clients of the Adviser and the compensation to be received by the Sub-Adviser from the Adviser; the expenses of each Fund as compared to expense ratios of the funds in the respective Fund’s peer group; the nature of the expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Adviser and the Sub-Adviser; any fall-out benefits accruing to the Adviser or the Sub-Adviser; and information on the Adviser’s and the Sub-Adviser’s compliance programs. The Independent Trustees also met separately with their Independent Legal Counsel to discuss the information provided by the Adviser and the Sub-Adviser. In their deliberations, the Trustees considered the factors summarized below, and in approving the continuance of the Fund Advisory Agreements with respect to each Fund, the Trustees did not identify any single factor, or information provided with respect to any single factor, as controlling. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

Nature, Extent and of Quality of Services

The Trustees considered information about the nature, extent and quality of the services provided by the Adviser to the Funds as well as to other series of the Trust, including the background and experience of the Adviser’s senior management and portfolio managers, and their special knowledge about the areas in which each Fund is expected to invest. The Trustees also considered information gained from their experience as Trustees of the Guinness Atkinson traditional open-end mutual funds, in addition to the overall reputation and capabilities of the Adviser and its investment professionals, the Adviser’s commitment to providing high quality services to those funds, the Trustees’ overall confidence in the Adviser’s integrity and responsiveness to Trustee concerns, the Adviser’s integrity as reflected in its adherence to compliance practices, and the Adviser’s willingness and initiative in implementing changes designed to improve services to the Funds. With respect to the Sub-Adviser, the Trustees considered the Sub-Adviser’s specialized role in sub-advising third party exchange-traded funds and acting as a passive manager in that capacity.

Supplemental Information (Continued)

Fund Performances, Advisory Fees and Expenses

For each Fund and its peer group of Funds, the Trustees reviewed the performance and expense information compiled from Morningstar Inc. data regarding performance for periods ended March 31, 2023, and expense information as of March 31, 2023. The Trustees considered that they receive from the Adviser and review on a regular basis over the course of the year, data regarding the Funds’ performance, including information about each Fund’s performance in comparison to its peers and benchmarks, and analyses by the Adviser of the Fund’s performance. The Trustees compared each Fund’s performance, advisory fee and expenses with its peer group, and considered the differences between each Fund and funds in the peer group. The Trustees considered the size of each Fund in comparison to its peers, including whether the peer funds were part of a larger fund complex. The Trustees considered the following Fund-specific factors:

SmartETFs Smart Transportation & Technology ETF

(1) The Fund’s advisory fee was higher than the median advisory fee charged to comparable ETFs in the peer group; (2) the Fund’s total expenses were higher than the median expenses incurred by its peers but lower than those of two peer funds; (3) the Adviser agreed to limit the Fund’s expense ratio through June 30, 2025; and (4) the Fund outperformed the peer group median for the one-, and three-year periods; and outperformed MSCI World Index Net Return, its benchmark index, for the one-, and three-year periods.

SmartETFs Advertising & Marketing Technology ETF

(1) The Fund’s advisory fee was higher than the median advisory fee charged to comparable ETFs in the peer group, although the Adviser indicated that there are no direct or true comparable peers for this Fund given the Fund’s strategy; (2) the Fund’s total expenses were at high end of the expenses incurred by its peers but lower than those of two peer funds; (3) the Adviser agreed to limit the Fund’s expense ratio through June 30, 2025; and (4) the Fund underperformed the peer group median for the one-year period; and the Fund outperformed the MSCI World Index Net Return, its benchmark index, for the one-year period.

SmartETFs Sustainable Energy II ETF

(1) The Fund’s advisory fee was higher than the median advisory fee charged to comparable ETFs in the peer group; (2) the Fund’s total expenses were at high end of the expenses incurred by its peers; (3) the Adviser agreed to limit the Fund’s expense ratio through June 30, 2025; and (4) the Fund outperformed the peer group median for the one-year period; and the Fund outperformed the MSCI World Index Net Return, its benchmark index, for the one-year period.

SmartETFs Asia Pacific Dividend Builder ETF

(1) The Fund’s advisory fee was higher than the median advisory fee charged to comparable ETFs classified in the Morningstar “Pacific Stock” category with “Dividend” as the fund objective; (2) the Fund’s total expenses were at high end of the expenses incurred by its peers; (3) the Adviser agreed to limit the Fund’s expense ratio through June 30, 2025; and (4) the Fund outperformed the peer group for the five-, and ten-year periods, and underperformed the peer group for the one-, and three-year periods; and the Fund outperformed the MSCI AC Pacific ex Japan Index Net Total Return, its benchmark index, for the three-, five-, and ten-year periods but underperformed the benchmark index for the one-year period.

Supplemental Information (Continued)

SmartETFs Dividend Builder ETF

(1) The Fund’s advisory fee was lower than the median advisory fee charged to comparable ETFs classified in the Morningstar “Pacific Stock” category with “Dividend” as the fund objective; (2) the Fund’s total expenses were higher than the median expenses incurred by its peers; (3) the Adviser agreed to limit the Fund’s expense ratio through June 30, 2025; and (4) the Fund outperformed the peer group for the one-, three-, five- and ten-year periods; and the Fund outperformed the MSCI World Index Net Return, its benchmark index, for the one, three-, five-, and ten-year periods.

With respect to each Fund, the Board concluded that the Adviser’s willingness to limit the Fund’s expense ratio through at least June 30, 2025, would provide stability to the Fund’s expenses during that period.

The Board reviewed information regarding the sub-advisory fee charged by the Sub-Adviser with respect to SmartETFs Smart Transportation & Technology ETF, SmartETFs Advertising & Marketing Technology ETF and SmartETFs Sustainable Energy II ETF and noted that the Sub-Adviser serves as sub-adviser to a large number of other exchange-traded funds in a similar capacity to which it serves each Fund. The Trustees considered the types of services provided by the Sub-Adviser with respect to the SmartETFs Smart Transportation & Technology ETF, SmartETFs Advertising & Marketing Technology ETF and SmartETFs Sustainable Energy II ETF, particularly that that the Sub-Adviser specializes in sub-advising third-party exchange-traded funds and acts as a passive manager in that capacity, and that the Adviser remains solely responsible for security selection for the SmartETFs Smart Transportation & Technology ETF, SmartETFs Advertising & Marketing Technology ETF and SmartETFs Sustainable Energy II ETF. The Trustees also observed that the Adviser pays the Sub-Adviser’s sub-advisory fee out of the Adviser’s advisory fee and that the size of the fee paid to the Sub-Adviser appears reasonable.

Costs of Services and Profitability

The Trustees considered the financial information provided by the Adviser, including the profitability of each Fund to the Adviser, the Adviser’s profitability in general and the firm’s retention of key personnel. The Trustees noted that the Adviser had waived a portion of its advisory fee for each Fund, and that with respect to the SmartETFs Advertising & Marketing Technology ETF, SmartETFs Asia Pacific Dividend Builder ETF, SmartETFs Dividend Builder ETF, and SmartETFs Sustainable Energy II ETF, the Adviser’s net advisory fee was zero due to expense reimbursements by the Adviser. The Trustees also observed that the Adviser pays the Sub-Adviser’s sub-advisory fee out of the Adviser’s advisory fee with respect to SmartETFs Smart Transportation & Technology ETF, SmartETFs Advertising & Marketing Technology ETF and SmartETFs Sustainable Energy II ETF, and considered the relative levels and types of services provided by the Adviser and Sub-Adviser.

Economies of Scale

The Trustees considered whether each Fund would realize any economies of scale. They noted that each Fund’s asset levels were too low to achieve significant economies of scale and that the matter of such economies would be reviewed in the future as the Fund’s assets grew. The Trustees considered the Adviser’s willingness to use expense limitation agreements to reduce total expenses as evidence that to the extent economies of scale existed for each Fund, the Adviser was willing to share such economies of scale for the benefit of shareholders.

Supplemental Information (Continued)

Conclusion

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the nature, overall quality, and extent of the services to be provided by the Adviser to each Fund and by the Sub-Adviser to each applicable Fund was satisfactory; the compensation payable to the Adviser and Sub-Adviser pursuant to each Fund’s Advisory Agreement and Sub-Advisory Agreement, respectively, was fair and reasonable in light of the nature and quality of the services to be provided to the Fund; and the continuance of the Fund Advisory Agreements would be in the best interests of each Fund and its shareholders, and accordingly, approved the continuance of the Fund Advisory Agreements through May 31, 2024.

Expense Examples

For the Six Months Ended June 30, 2023 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of ETF shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated in the Expense Example Tables.

Actual Expenses

This section helps you estimate the actual expenses after fee waivers that the Fund may have incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return for the period.

You may use the information, together with the amount you invested in the Fund, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for the Fund under “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

This section helps you compare the Fund’s costs with those of other funds. It assumes that the Fund had an annualized return of 5% before expenses, which is not the Fund’s actual return and the expense ratio for the period is unchanged. The hypothetical account value and expense may not be used to estimate the actual ending account balance or the expenses you paid for the period. This example is useful in making comparisons because the SEC requires all funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical results for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports of other Funds.

Smart Transportation & Technology ETF

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(a)	Annualized Expense Ratio
	01/01/23	6/30/23
Actual	$1,000.00	$1,274.53	$3.83	0.68%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.42	$3.41	0.68%

Advertising & Marketing Technology ETF

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(a)	Annualized Expense Ratio
	01/01/23	6/30/23
Actual	$1,000.00	$1,190.83	$3.69	0.68%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.42	$3.41	0.68%

Sustainable Energy II ETF

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(a)	Annualized Expense Ratio
	01/01/23	6/30/23
Actual	$1,000.00	$1,084.68	$4.08	0.79%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.88	$3.96	0.79%

Expense Examples - Continued

For the Six Months Ended June 30, 2023 (Unaudited)

Asia Pacific Dividend Builder ETF

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(a)	Annualized Expense Ratio
	01/01/23	6/30/23
Actual	$1,000.00	$1,030.13	$3.93	0.78%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.93	$3.91	0.78%

Dividend Builder ETF

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(a)	Annualized Expense Ratio
	01/01/23	6/30/23
Actual	$1,000.00	$1,105.18	$3.39	0.65%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%

(a)	The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio multiplied by the average account value during the period, multiplied by 181/365 (to reflect the one-half year period). The expense ratio reflects an expense waiver.

Privacy Notice

The SmartETFs and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

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This report is intended for the ETF’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the ETF’s prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the ETF carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, e-mail request to mail@SmartETFs.com, by calling 866-307-5990 (toll free in the United States), visiting the ETF’s website, www.SmartETFs.com, or by calling or writing a broker-dealer or other financial intermediary. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 866-307-5990, or by visiting www.SmartETFs.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The ETF files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The ETF’s Form N-PORT are available on the Commission’s website at www.sec.gov. In addition, the ETF’s full portfolio holdings are updated daily and available on the ETF’s website at www.SmartETFs.com.

Foreside Fund Services, LLC, distributor.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The SmartETFs

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President/Chief Executive Officer
Date:	9/08/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President/Chief Executive Officer
Date:	9/08/2023

By	/s/ Rita Dam
Name:	Rita Dam
Title:	Treasurer/Chief Financial Officer
Date:	9/08/2023